UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: June 30, 2023

Date of reporting period: June 30, 2023

Item 1. Reports to Stockholders.

NEW COVENANT FUNDS®

June 30, 2023

ANNUAL REPORT

New Covenant Funds

❯	New Covenant Growth Fund

❯	New Covenant Income Fund

❯	New Covenant Balanced Growth Fund

❯	New Covenant Balanced Income Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-835-4531. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

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TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	8
Schedules of Investments	17
Statements of Assets and Liabilities	56
Statements of Operations	57
Statements of Changes in Net Assets	58
Financial Highlights	60
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	79
Trustees and Officers of the Trust	80
Disclosure of Fund Expenses	84
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements	85
Notice to Shareholders	88

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — JUNE 30, 2023 (Unaudited)

To Our Shareholders:

During the 12-month reporting period ending June 30, 2023, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, a crisis in the U.S. regional banking sector, and the politically charged U.S. debt-ceiling standoff.

The U.S. equity market experienced numerous periods of volatility as the Fed maintained its interest rate-hiking cycle for most of the reporting period in an effort to tame rising inflation. Headline inflation, as measured by the U.S. consumer-price index (“CPI”), decelerated during the one-year reporting period. The Fed raised the federal funds rate in seven increments totaling 2.25% between July and December 2022, then slowed the pace of increases to 0.25% in February, March and May 2023. The central bank then left its benchmark rate unchanged in a range of 5.00% to 5.25% in June.

In its announcement of the pause in its rate-hiking cycle following its meeting in mid-June, the Federal Open Market Committee (“FOMC”) commented, “Tighter credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation. Holding the target range steady at this meeting allows the Committee to assess additional information and its implications for monetary policy.” During an appearance before the U.S. House of Representatives Committee on Financial Services the following week, Fed Chair Jerome Powell stated, “Nearly all [Federal Open Market Committee] participants expect that it will be appropriate to raise interest rates somewhat further by the end of the year. We will continue to make our decisions meeting by meeting, based on the totality of incoming data and their implications for the outlook for economic activity and inflation, as well as the balance of risks. We remain committed to bringing inflation back down to our 2 percent goal and to keeping longer-term inflation expectations well anchored.”

In early March 2023, the financial markets’ focus turned to the banking sector as two U.S.-based regional banks–Silicon Valley Bank (“SVB”) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver to SVB after the California Department of Financial Protection and Innovation– which oversees the operations of state-licensed financial institutions, including banks and credit unions–closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank increased tremendously over the past few years and poor liquidity management of these assets appears to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators in mid-March, were closely aligned with the highly speculative cryptocurrency industry. In early May, U.S. regulators took control of California-based First Republic Bank. The California Department of Financial Protection and Innovation issued a statement announcing that it had taken over the bank and appointed the FDIC as receiver. The FDIC subsequently announced that it had accepted J.P. Morgan Chase Bank’s bid to “assume all deposits, including all uninsured deposits, and substantially all assets of First Republic Bank.”

The administration of President Joe Biden and the Republican Party majority in the U.S. House of Representatives engaged in a heated debate about raising the U.S. government’s $31.4 trillion debt ceiling. The debt ceiling comprises the total amount of money that the U.S. government is authorized to borrow to meet its existing legal obligations, including Social Security and Medicare benefits, military salaries, interest on the national debt, tax refunds, and other payments. U.S. Treasury Secretary Janet Yellen had warned that the U.S. would no longer be able to meet its financial obligations as of early June. After numerous one-on-one discussions, Biden and Kevin McCarthy, who had been elected Speaker of the House of Representatives after the Republicans secured a majority in the lower house of Congress following the national election in November 2022, reached an agreement on the debt

New Covenant Funds

NEW COVENANT FUNDS — JUNE 30, 2023 (Unaudited) (Continued)

ceiling during the last week of May. Both the U.S. House of Representatives and the Senate passed the legislation –the Fiscal Responsibility Act– by wide margins, with strong support from Republicans and Democrats. The bill suspends the debt ceiling through January 1, 2025; maintains non-military spending close to current levels for the 2024 fiscal year, which begins in October; and implements a 1% cap on increases in non-military spending for the 2025 fiscal year. The fast-track approval of the legislation enabled the government to avoid a potential default on its debt.

Geopolitical Events

The ongoing Russia-Ukraine war dominated the geopolitical news during the reporting period. Ukraine’s president, Volodymyr Zelenskyy, traveled to Washington, D.C., to address a joint session of the U.S. Congress in late December 2022, in an effort to secure additional financial aid from the U.S. and its allies. President Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $45 billion in additional financial assistance to Ukraine. In February 2023, nearly a year after the conflict began, President Biden made an unannounced trip to Ukraine to meet with President Volodymyr Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. In March, President Xi Jinping of China met with Russian President Vladimir Putin in Moscow to discuss China’s proposal to end the conflict with Ukraine. The Biden administration criticized the plan as “the ratification of Russian conquest” as it proposed a ceasefire that would recognize Russia’s right to occupy territory in Ukraine and provide Putin with time to bolster the nation’s military forces.

Late in the reporting period, the Wagner Group, a Russian paramilitary organization, began to retreat from the city of Bakhmut, Ukraine, in late May. The mercenaries were scheduled to complete their retreat by the beginning of June, and would be replaced by regular Russian troops. The Wagner Group had been fighting in Bakhmut since the summer of 2022. The withdrawal from the city occurred after the group’s leader, Yevgeny Prigozhin, claimed that Russian Defence Minister Sergei Shoigu and Valery Gerasimov, Chief of the General Staff, had intentionally withheld ammunition from Wagner Group fighters. In late June, the Wagner Group organized a short-lived mutiny against Russian President Vladimir Putin’s regime. The group occupied Rostov-On-Don in southern Russia, a significant command center for the Russian government’s invasion of Ukraine. The group’s leader, Yevgeny Prigozhin, subsequently agreed to be exiled to Belarus, and the mercenaries retreated from Rostov-On-Don.

Western nations responded to Russia’s invasion of Ukraine in late February with an array of sanctions, bans, and other coordinated actions—largely focused on disrupting the country’s financial, energy, technology and transportation activities, as well as state-owned enterprises and high-profile individuals in public and business positions. In addition to having mounted a fierce resistance to Russia’s invasion, Ukraine submitted a formal application for admission to the European Union (“EU”).

Liz Truss was elected U.K. Prime Minister in September 2022, but served just seven weeks before resigning. The disastrous reaction to her fiscal program sent gilt and sterling markets reeling, collapsing her support within the Conservative Party. Her departure cleared the way for Rishi Sunak to ascend as the Conservative Party leader and Prime Minister. Sunak’s administration was plagued by public-sector employee strikes and other job actions during the reporting period, as pay increases have not kept up with the U.K.’s inflation rate, which stood at 7.9% year-over-year in May. In the spring of 2023, however, the labor tensions appeared to be easing. The GMB union, which represent National Health Service (“NHS”) workers, announced that its members voted to accept the U.K. government’s offer to resolve a labor dispute following five months of contentious negotiations and strikes.

Economic Performance

U.S. inflation, as measured by the CPI, peaked at an annual rate of 9.1% in June 2022, the largest year-over-year increase since December 1981, and then showed signs of cooling in the second half of the reporting period. The Department of Labor reported that the U.S. CPI, rose 4.0% year-over-year in May–the smallest annual increase since March 2021–due mainly to the sharp decline in energy prices. However, the annual inflation rate remains well above the Fed’s 2% target. The slowdown in core inflation, as measured by the CPI for all items less food and energy, has not kept pace with that of the headline inflation (as measured by the CPI), rising 5.3% over the previous 12 months. According to the Department of Commerce, the personal-consumption-expenditures (“PCE”) price index rose 3.8% over the 12-month period ending in May 2023. Food prices increased 5.8% year-over-year, while energy prices fell 13.4% during the same period. The PCE price

New Covenant Funds

index is the Fed’s preferred gauge of inflation, as it tracks the change in prices paid by or on behalf of consumers for a more comprehensive set of goods and services than that of the CPI.

The Department of Commerce also reported that U.S. gross domestic product (“GDP”) grew at a better-than-expected annualized rate of 2.0% in the first quarter of 2023, up significantly from the second estimate of 1.3%, but down from the 2.6% rise in the fourth quarter of 2022. The largest increases for the first quarter of the year were in consumer spending, exports, and federal government spending. These gains offset reductions in private inventory investment (a measure of the changes in values of inventories from one time period to the next) and residential fixed investment (purchases of private residential structures and residential equipment that property owners use for rentals). The government attributed the increase in the GDP growth rate relative to the previous estimate to upward revisions to exports, consumer spending, state and local government spending, and residential fixed investment. These offset downward revisions to nonresidential fixed investment (purchases of both nonresidential structures and equipment and software) and federal government spending.

According to the Office for National Statistics, consumer prices in the U.K. rose 7.9% year-over-year in May, marginally higher than the 7.8% annual increase in April, but down from its peak of 9.6% in October 2022. Food and non-alcoholic beverages, as well as restaurants and hotels, were the most notable contributors to the annual increase in prices. Core inflation, which excludes volatile food and energy prices, rose at an annual rate of 6.5% in May, an upturn from the 6.2% year-over-year increase for the previous month. Eurostat estimated that the inflation rate in the eurozone fell 0.6% to 5.5% for the 12-month period ending in June, and that energy prices decreased 5.6% year-over-year, following a 1.8% decline in May. While prices for food, alcohol and tobacco, as well as industrial goods, led the upturn in the annual inflation rate in June, the pace of acceleration slowed. Core inflation, which excludes energy and food, rose to 5.4% for the month, up from 5.3% in May.

Market Developments

Global equity markets garnered positive returns despite numerous periods of volatility over the reporting period. Developed markets posted double-digit gains and significantly outperformed their emerging-market counterparts. The eurozone was the top-performing region among the developed markets for the reporting period due mainly to strength in Italy and Denmark. The Pacific ex-Japan market recorded a relatively modest positive return and was the most notable laggard among developed markets, hampered by significant weakness in Hong Kong, which posted a negative return for the period. The strongest performers among emerging markets included Europe (particularly Greece and Turkey) and Latin America (most notably Mexico and Brazil), which achieved double-digit gains for the reporting period. Conversely, China and Hong Kong experienced substantial downturns and were the weakest performers among emerging markets.

Global fixed-income assets saw modest losses over the reporting period, with the Bloomberg Global Aggregate Bond Index returning -1.3% in U.S. Dollar terms. Global high-yield and corporate bonds, however, posted gains and outperformed government securities. The U.S. Treasury yield curve became inverted in early July 2022, when yields on shorter-term bonds exceeded those on longer-dated securities (bond prices move inversely to interest rates). Yields on 1-month U.S. Treasury bills (“T-bills”) with maturities close to the U.S. government’s “X-date” for the default on its financial obligations in early June 2023, surged 2.11% over a 30-day period between late April and late May 2023, to 6.02% – the highest level since the introduction of the 1-month T-bill in July 2001–before tumbling to 5.28% over the last two days of the month following the announcement of an agreement on raising the debt ceiling. Investors had demanded higher yields as compensation for the additional risk that the U.S. government could default on its debt. The yield on the 10-year U.S. Treasury note ended the one-year reporting period up 0.83% to 3.81%, while the 2-year yield rose 1.95% to 4.87%. The spread between 10- and 2-year notes widened from +0.06% to -1.06%. The significant upturn in shorter-term bond yields reflected expectations for continued interest-rate hikes by the Fed; longer-term bonds showed signs of concerns regarding how monetary tightening might have a negative effect on economic growth. U.S. high-yield bonds ended the period with notable gains, outperforming Treasurys, corporate bonds, and mortgage-backed securities (“MBS”).

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, fell -9.6% in U.S. Dollar terms during the reporting period. However, gold prices rallied and ended the period in positive territory as the U.S. Dollar weakened (gold prices move inversely to the U.S. Dollar) and the Fed began to slow the pace of its interest-rate hikes. Prices for West Texas Intermediate crude oil and Brent crude oil declined sharply during the period amid concerns that additional interest-rate hikes from central banks will weigh on global economic growth and reduce demand. Wheat prices tumbled after Russia renewed a deal with the UN, Ukraine, and Turkey that allows the shipment of Ukrainian grain through the Black Sea. Additionally, Egypt made a large purchase tender for Russian wheat at a relatively low price.

New Covenant Funds

NEW COVENANT FUNDS — JUNE 30, 2023 (Unaudited) (Continued)

Our view

Economists have been spending much of their time this year arguing when or if economic growth, inflation, corporate profits, interest rates, and equities will peak. Optimists and pessimists alike have been confounded by the ebb and flow of the data and the gyrations of the financial markets.

In general, input-price inflation has decelerated dramatically. Canada’s industrial producer price index has registered an outright decline in its price level, with a year-over-year change of -6.3% through May. The eurozone’s producer-price index (“PPI”) has witnessed the sharpest deceleration, falling from a peak annual rate of 43% through August 2022 to an April 2023 reading of just 1.0%. By contrast, the improvement in producer prices has been less dramatic in Japan (still rising at a 5.1% year-over-year pace as of May), although the country has logged a steep deceleration from earlier this year. We believe that these annual inflation PPI readings should continue to show improvement in the months immediately ahead owing to favorable base effects.

Core inflation, which excludes food and energy prices. Inflation is still accelerating in both the U.K. (reaching 7.1% in May) and in Japan (+2.7%). Improvement in the U.S. and the euro area has been modest, with annual core inflation running at 5.3% and 6.1%, respectively, in May. Only Canada has recorded significant progress in its core inflation rate, declining from a 12-month rate of 6.0% in June 2022 to 3.6% as of May 2023.

On a longer-term basis, we believe that demographic shifts are likely to keep labor markets tighter than has been the case at any point since the baby boomers–who were born between 1946 and 1964–first made their presence felt in the workforce in the 1970s. The new focus on supply-chain resiliency, reduced dependence on China as a manufacturing hub, the transition away from relatively cheap fossil-fuel energy to greener but more expensive sources of power, and the likelihood of significantly higher corporate taxes and financing costs in the years ahead, all suggest to us that inflation will tend to settle at 3% or more in advanced industrial economies instead of the previous norm of 2% or less.

Persistent inflation and ongoing labor-market tightness have forced most major developed-country central banks to keep raising their benchmark interest rates. The Fed, the Bank of Canada, and the European Central Bank already have benchmark rates that match or exceed the peak recorded in 2008. We think it’s likely that the Bank of England will soon join this group.

Although the FOMC chose to keep the funds rate unchanged at its June 2023 meeting, the central bank left open the possibility of more rate hikes. It wasn’t too long ago that markets were pricing in a June 2023 peak in the federal-funds rate, followed by at least three rate cuts before the end of 2023. Those cuts have now been taken out of the equation. As of the end of June, the CME Group’s FedWatch Tool had pushed the first rate cut out to January 2024, with a year-end 2024 implied rate at roughly 4%.

SEI does not dispute the fact that inflation will continue to decelerate, especially given the current weakness in energy and goods prices. It is only a question of timing and end point. We maintain our view that inflation pressures will remain persistent in labor-intensive service industries, at least until some slack opens up in the labor markets and spending by households fades more dramatically.

New Covenant Funds

The rally in U.S. equities broadened at the end of the reporting period in June, but we think the valuation in the market again is a problem. The upturn occurred despite additional monetary tightening by the Fed and other central banks and a rebound in bond yields from the dip that took place following the panic in the U.S. banking system in mid-March. The overall market also appears to be overvalued relative to current bond yields. If corporate earnings experience a substantial contraction, history suggests that stock valuations also will fall.

Sincerely,

James Smigiel

Chief Investment Officer

New Covenant Funds

NEW COVENANT FUNDS — JUNE 30, 2023 (Unaudited) (Concluded)

Index Definitions

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg US Aggregate Bond Index: The Bloomberg U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg U.S. Intermediate Aggregate Bond Index: is an unmanaged index generally representative of intermediate investment grade government and corporate debt securities with maturities of 10 years or less (Income Fund, Balanced Growth Fund and Balanced Income Fund).

Blended 60% Russell 3000® Index/40% Bloomberg U.S. Intermediate Aggregate Bond Index: is a composite composed of 60% Russell 3000® Index and 40% Bloomberg U.S. Intermediate Aggregate Bond Index (Balanced Growth Fund).

Blended 35% Russell 3000® Index/65% Bloomberg U.S. Intermediate Aggregate Bond Index: is a composite composed of 35% Russell 3000® Index and 65% Bloomberg U.S. Intermediate Aggregate Bond Index (Balanced Income Fund).

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets. The Index consists of 24 developed-market country indexes.

New Covenant Funds

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 3000® Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

New Covenant Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2023 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of June 30, 2023, was Parametric Portfolio Associates LLC (“Parametric”). There were no sub-adviser changes during the reporting period.

III. Return vs. Benchmark

For the 12-month period ending June 30, 2023, the Fund’s Class A shares returned 18.83%. The Fund’s primary benchmark, the Russell 3000® Index – which measures the performance of the 3000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market–returned 18.95%.

IV. Fund Attribution

Information technology sector was the strongest-performing sector within the Russell 3000® Index for the reporting period as growth stocks outperformed. The only two sectors to produce negative returns were real estate and utilities, which are sometimes thought of as bond substitutes. This explains some of their correlation with the poorly performing bond market during the period. Other traditionally less cyclical areas of the market, such as consumer staples and health care, also underperformed.

In this environment, the Fund marginally underperformed its benchmark for the reporting period. The Fund’s holdings in the consumer staples sector and in the retail segment of the consumer discretionary sector detracted from performance. Fund performance benefited from a modestly overweight allocation to the information technology sector, an underweight to the aerospace and defense industry, as wells as a modest underweight to the real estate sector.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Growth Fund	18.83%	13.41%	10.88%	11.20%	5.89%
Russell 3000® Index	18.95%	13.89%	11.39%	12.34%	7.23%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund versus the Russell 3000® Index.

1

For the periods ended June 30, 2023. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Covenant Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2023 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers as of June 30, 2023: Income Research & Management (“IRM”), Western Asset Management Company and Western Asset Management Company Limited (“Western”). There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the 12-month period ending June 30, 2023, the Fund’s Class A shares returned -0.78%. The Fund’s primary benchmark, the Bloomberg Intermediate US Aggregate Bond Index–a capitalization-weighted index that measures the performance of investment-grade bonds in the U.S. with maturities of less than 10 years–returned -0.60%.

IV. Fund Attribution

In a determined effort to tame historically high inflation, the U.S. Federal Reserve (“Fed”) raised its benchmark federal-funds rate by a total of 350 basis points (3.50%) to a range of 5.00% - 5.25% during the 12-month reporting period. The Fed hiked the rate by 25 basis points in February, March, and May, and then held rates steady for the first time since January 2022 at its meeting in June 2023. U.S. economic growth slowed in the first quarter of 2023, as the lagged effects of monetary policy continued to work their way through the financial system. Meanwhile, inflation moderated, but remained stubbornly elevated relative to its historical average and to central bank target levels. At the end of the reporting period, the core inflation rate (which excludes volatile food and energy prices) of 5.3% was more than twice the Fed’s 2% target. Markets have priced Fed rate cuts later into 2024 and began pricing-in additional rate hikes after the Fed’s June dot plot signaled the median federal funds rate increasing by an additional 50 basis points. Yields ratcheted higher across the U.S. Treasury curve, with short-term yields moving higher at a quicker pace than long-term yields, pushing the yield curve inversion closer to a record level. The yield curve, a predictor of past economic downturns, has been inverted for nearly a year, which is in the time frame typically associated with the onset of a recession. Following the collapse of Silicon

Valley Bank, a U.S. regional bank, in March 2023, credit conditions tightened further, providing a degree of offset for central bank monetary policy tightening that would have otherwise been required. The combination of tight labor markets, sticky core inflation, and tightening credit conditions during the reporting period challenged the Fed, and the runway for a soft landing for the economy continues to narrow.

The two-year Treasury note yield rose by 195 basis points over the 12 month reporting period, while the 10- and 30-year yields increased by 83 and 71 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury securities. Risk assets generally outperformed duration-neutral Treasurys during the period. Corporate bonds generated both positive absolute and excess returns during the period, with spreads tightening year-over-year. The Fed continued to grapple with inflation, while fears about a hard economic landing endured. Uncertainty surrounding the U.S. government’s debt ceiling contributed to volatility during the spring of 2023, but a resolution was reached and the debt ceiling was suspended until January 2025. From a credit-quality perspective, BBB rated issues outperformed higher quality bonds. Agency mortgage-backed securities (“MBS”) underperformed Treasurys during the reporting period; however, valuations became more attractive. Agency MBS are considered to be a liquid, high-quality substitute for Treasurys with a higher yield. Asset-backed securities (“ABS”) outperformed the overall market during the period, bolstered by strong fundamentals within consumer-related subsectors as the U.S. labor market remains healthy. Consumers were resilient, even in the face of elevated inflation, with rising wages supporting a robust level of consumer spending reflected in strong consumption and spending on services. With the COVID-19 pandemic fading as a health threat, consumers have been making up for lost time, adopting a more mobile lifestyle, thereby pressuring on labor-intensive, consumer-facing industries such as restaurants, airlines, hotels and entertainment/sporting events. Commercial mortgage-backed securities (“CMBS”) underperformed duration-neutral Treasurys as office buildings continue to be hampered by lower occupancy as many employees continue to work remotely.

The Fund modestly underperformed its benchmark, the Bloomberg Intermediate Aggregate Bond Index, during the reporting period. An overweight allocation to CMBS detracted from Fund performance for the period. Office space, in particular, remains under stress as companies continue to utilize remote work and the need for office space has declined since March 2020. The Fund’s long duration posture also weighed on performance as yields

New Covenant Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2023 (Unaudited)

New Covenant Income Fund (Concluded)

continued to move higher given tightening monetary policy. Both the Fund’s overweight and positioning within corporate credit benefited Fund performance for the reporting period. Relative sector positioning within the corporate sector such as the overweight to industrials contributed positively to Fund performance, and security selection within the banking sector enhanced performance as the Fund’s managers preferred large money center banks. Security selection within agency MBS bolstered Fund performance as the managers preferred specified pools to TBA (to-be-announced) securities—which confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies (Fannie Mae, Freddie Mac and Ginnie Mae) that issue or guarantee MBS. This was partially offset by the Fund’s overweight to the sector as agency MBS underperformed during the period. An overweight to ABS had a positive impact on Fund performance. The sector continues to be supported by strong consumer spending as unemployment remains at historically low levels.

Among the Fund’s sub-advisers, IRM outperformed during the reporting period. Both security selection and an overweight position in the financials sector enhanced performance, while security selection in industrials had a negative impact. Positioning within ABS aided Fund performance, while an overweight allocation to CMBS was a detractor. Security selection in CMBS benefited Fund performance as IRM favored up-in-the-capital structure tranches. Western Asset Management Company and Western Asset Management Company Limited outperformed in part due to an overweight to corporate credit. Security selection within agency MBS also was a positive contributor to performance. Western moved the Fund to an overweight position in the MBS sector as valuations became more compelling during the first half of 2023. Western’s long duration posture detracted from Fund performance as yields continued to rise during the reporting period.

Regarding the use of derivatives, the Fund employed U.S. Treasury futures, eurodollar futures, and TBA forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and market exposures. None of these derivative positions had a meaningful impact on the Fund’s performance during the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Income Fund	-0.78%	-3.11%	0.51%	1.10%	2.76%
Bloomberg Intermediate U.S. Aggregate Bond Index	-0.60%	-2.89%	0.83%	1.33%	3.89%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund versus the Bloomberg Intermediate U.S. Aggregate Bond Index.

1

For the periods ended June 30, 2023. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

New Covenant Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2023 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The Balanced Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (“the Growth Fund”) and the New Covenant Income Fund (“the Income Fund”), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the 12-month period ending June 30, 2023, the Fund’s Class A shares returned 10.83%. The Fund’s primary benchmark, the Russell 3000® Index – which measures the performance of the 3000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market – returned 18.95%.

IV. Fund Attribution

U.S. equities rebounded during the 12-month reporting period as investors became somewhat less concerned about inflation, rising interest rates, and the Russia-Ukraine war. Supply-chain issues were believed to be largely resolved. The reduction in these concerns brought a “relief rally” in which the relatively more expensive stocks generally rose more than the lower-priced stocks, and larger-capitalization stocks outgained smaller-capitalization stocks.

Information technology was the strongest-performing sector within the Russell 3000® Index for the reporting period as growth stocks outperformed. The only two sectors to produce negative returns were real estate and utilities, which are sometimes thought of as bond substitutes. This explains some of their correlation with the poorly performing bond market during the period. Other traditionally less cyclical areas of the market, such as consumer staples and health care, also underperformed.

In this environment, the Growth Fund marginally underperformed its benchmark, the Russell 3000® Index, for the reporting period. The Fund’s holdings in the consumer staples sector and in the retail segment of the consumer discretionary sector detracted from performance. Fund performance benefited from a modestly overweight allocation to the information technology sector, an underweight to the aerospace and defense industry, as wells as a modest underweight to the real estate sector.

In a determined effort to tame historically high inflation, the U.S. Federal Reserve (“Fed”) raised its benchmark federal-funds rate by a total of 350 basis points (3.50%) to a range of 5.00% - 5.25% during the 12-month reporting period. The Fed hiked the rate by 25 basis points in February, March, and May, and then held rates steady for the first time since January 2022 at its meeting in June 2023. U.S. economic growth slowed in the first quarter of 2023, as the lagged effects of monetary policy continued to work their way through the financial system. Meanwhile, inflation moderated, but remained stubbornly elevated relative to its historical average and to central bank target levels. At the end of the reporting period, the core inflation rate (which excludes volatile food and energy prices) of 5.3% was more than twice the Fed’s 2% target. Markets have priced Fed rate cuts later into 2024 and began pricing-in additional rate hikes after the Fed’s June dot plot signaled the median federal funds rate increasing by an additional 50 basis points. Yields ratcheted higher across the U.S. Treasury curve, with short-term yields moving higher at a quicker pace than long-term yields, pushing the yield curve inversion closer to a record level. The yield curve, a predictor of past economic downturns, has been inverted for nearly a year, which is in the time frame typically associated with the onset of a recession. Following the collapse of Silicon Valley Bank, a U.S. regional bank, in March 2023, credit conditions tightened further, providing a degree of offset for central bank monetary policy tightening that would have otherwise been required. The combination of tight labor markets, sticky core inflation, and tightening credit conditions during the reporting period challenged the Fed, and the runway for a soft landing for the economy continues to narrow.

The two-year Treasury note yield rose by 195 basis points over the 12 month reporting period, while the 10- and 30-year yields increased by 83 and 71 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury securities. Risk assets generally outperformed duration-neutral Treasurys during the period. Corporate bonds generated both positive absolute and excess returns during the period, with spreads tightening year-over-year. The Fed continued to grapple with inflation, while fears

New Covenant Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2023 (Unaudited)

New Covenant Balanced Growth Fund (Concluded)

about a hard economic landing endured. Uncertainty surrounding the U.S. government’s debt ceiling contributed to volatility during the spring of 2023, but a resolution was reached and the debt ceiling was suspended until January 2025. From a credit-quality perspective, BBB rated issues outperformed higher quality bonds. Agency mortgage-backed securities (“MBS”) underperformed Treasurys during the reporting period; however, valuations became more attractive. Agency MBS are considered to be a liquid, high-quality substitute for Treasurys with a higher yield. Asset-backed securities (“ABS”) outperformed the overall market during the period, bolstered by strong fundamentals within consumer-related subsectors as the U.S. labor market remains healthy. Consumers were resilient, even in the face of elevated inflation, with rising wages supporting a robust level of consumer spending reflected in strong consumption and spending on services. With the COVID-19 pandemic fading as a health threat, consumers have been making up for lost time, adopting a more mobile lifestyle, thereby pressuring on labor-intensive, consumer-facing industries such as restaurants, airlines, hotels and entertainment/sporting events. Commercial mortgage-backed securities (“CMBS”) underperformed duration-neutral Treasurys as office buildings continue to be hampered by lower occupancy as many employees continue to work remotely.

In this environment, the Income Fund modestly underperformed its benchmark, the Bloomberg Intermediate US Aggregate Bond Index, during the reporting period. An overweight allocation to CMBS detracted from Fund performance. Office space, in particular, remains under stress as companies continue to utilize remote work and the need for office space has declined since March 2020. The Fund’s long duration posture also weighed on performance as yields continued to move higher given tightening monetary policy. Both the Fund’s overweight and positioning within corporate credit benefited Fund performance for the reporting period. Relative sector positioning within the corporate sector such as the overweight to industrials contributed positively to Fund performance, and security selection within the banking sector enhanced performance as the Fund’s managers preferred large money center banks. Security selection within agency MBS bolstered Fund performance as the managers preferred specified pools to TBA (to-be-announced) securities—which confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies (Fannie Mae, Freddie Mac and Ginnie Mae) that issue or guarantee MBS. This was partially offset by the Fund’s overweight to the sector as agency MBS underperformed during the period. An overweight to ABS had a positive impact on Fund performance. The sector continues to be supported by strong consumer spending as unemployment remains at historically low levels.

The Income Fund employed U.S. Treasury futures, eurodollar futures, and TBA forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and market exposures. None of these derivative positions had a meaningful impact on the Fund’s performance during the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	10.83%	6.74%	6.98%	7.26%	4.88%
Russell 3000® Index	18.95%	13.89%	11.39%	12.34%	7.23%
Bloomberg Intermediate U.S. Aggregate Bond Index	-0.60%	-2.89%	0.83%	1.33%	3.69%
Blended 60% Russell 3000® Index/40% Bloomberg U.S. Intermediate Aggregate Bond Index	11.07%	7.20%	7.48%	8.09%	6.12%

New Covenant Funds

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund versus the Russell 3000® Index, Bloomberg Intermediate U.S. Aggregate Bond Index and Blended 60% Russell 3000® Index/40% Bloomberg Intermediate U.S. Aggregate Bond Index.

1

For the periods ended June 30, 2023. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 3000® Index and the Bloomberg Intermediate U.S. Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

New Covenant Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2023 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The Balanced Income Fund’s (the “Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Balanced Income Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (“the Growth Fund”) and the New Covenant Income Fund (“the Income Fund”), with a majority of its assets generally invested in shares of the Income Fund. Between 50% and 75% of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the 12-month period ending June 30, 2023, the Fund’s Class A shares returned 5.84%. The Fund’s primary benchmark, the Bloomberg Intermediate U.S. Aggregate Bond Index – which tracks the performance of U.S. securities in the Treasury, government-related, corporate and securitized sectors with a remaining maturity of less than 10 years – returned -0.60%.

IV. Fund Attribution

In a determined effort to tame historically high inflation, the U.S. Federal Reserve (“Fed”) raised its benchmark federal-funds rate by a total of 350 basis points (3.50%) to a range of 5.00% - 5.25% during the 12-month reporting period. The Fed hiked the rate by 25 basis points in February, March, and May, and then held rates steady for the first time since January 2022 at its meeting in June 2023. U.S. economic growth slowed in the first quarter of 2023, as the lagged effects of monetary policy continued to work their way through the financial system. Meanwhile, inflation moderated, but remained stubbornly elevated relative to its historical average and to central bank target levels. At the end of the reporting period, the core inflation rate (which excludes volatile food and energy prices) of 5.3% was more than twice the Fed’s 2% target. Markets have priced Fed rate cuts later into 2024 and began pricing-in additional rate hikes after the Fed’s June dot plot signaled the median federal funds rate increasing by an additional

50 basis points. Yields ratcheted higher across the U.S. Treasury curve, with short-term yields moving higher at a quicker pace than long-term yields, pushing the yield curve inversion closer to a record level. The yield curve, a predictor of past economic downturns, has been inverted for nearly a year, which is in the time frame typically associated with the onset of a recession. Following the collapse of Silicon Valley Bank, a U.S. regional bank, in March 2023, credit conditions tightened further, providing a degree of offset for central bank monetary policy tightening that would have otherwise been required. The combination of tight labor markets, sticky core inflation, and tightening credit conditions during the reporting period challenged the Fed, and the runway for a soft landing for the economy continues to narrow.

The two-year Treasury note yield rose by 195 basis points over the 12 month reporting period, while the 10- and 30-year yields increased by 83 and 71 basis points, respectively. The rise in yields led to negative absolute returns for U.S. Treasury securities. Risk assets generally outperformed duration-neutral Treasurys during the period. Corporate bonds generated both positive absolute and excess returns during the period, with spreads tightening year-over-year. The Fed continued to grapple with inflation, while fears about a hard economic landing endured. Uncertainty surrounding the U.S. government’s debt ceiling contributed to volatility during the spring of 2023, but a resolution was reached and the debt ceiling was suspended until January 2025. From a credit-quality perspective, BBB rated issues outperformed higher quality bonds. Agency mortgage-backed securities (“MBS”) underperformed Treasurys during the reporting period; however, valuations became more attractive. Agency MBS are considered to be a liquid, high-quality substitute for Treasurys with a higher yield. Asset-backed securities (“ABS”) outperformed the overall market during the period, bolstered by strong fundamentals within consumer-related subsectors as the U.S. labor market remains healthy. Consumers were resilient, even in the face of elevated inflation, with rising wages supporting a robust level of consumer spending reflected in strong consumption and spending on services. With the COVID-19 pandemic fading as a health threat, consumers have been making up for lost time, adopting a more mobile lifestyle, thereby pressuring on labor-intensive, consumer-facing industries such as restaurants, airlines, hotels and entertainment/sporting events. Commercial mortgage-backed securities (“CMBS”) underperformed duration-neutral Treasurys as office buildings continue to be hampered by lower occupancy as many employees continue to work remotely.

New Covenant Funds

In this market environment, the Income Fund modestly underperformed its benchmark, the Bloomberg Intermediate US Aggregate Bond Index, during the reporting period. An overweight allocation to CMBS detracted from Fund performance. Office space, in particular, remains under stress as companies continue to utilize remote work and the need for office space has declined since March 2020. The Fund’s long duration posture also weighed on performance as yields continued to move higher given tightening monetary policy. Both the Fund’s overweight and positioning within corporate credit benefited Fund performance for the reporting period. Relative sector positioning within the corporate sector such as the overweight to industrials contributed positively to Fund performance, and security selection within the banking sector enhanced performance as the Fund’s managers preferred large money center banks. Security selection within agency MBS bolstered Fund performance as the managers preferred specified pools to TBA (to-be-announced) securities — which confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies (Fannie Mae, Freddie Mac and Ginnie Mae) that issue or guarantee MBS. This was partially offset by the Fund’s overweight to the sector as agency MBS underperformed during the period. An overweight to ABS had a positive impact on Fund performance. The sector continues to be supported by strong consumer spending as unemployment remains at historically low levels.

U.S. equities rebounded during the 12-month reporting period as investors became somewhat less concerned about inflation, rising interest rates, and the Russia-Ukraine war. Supply-chain issues were believed to be largely resolved. The reduction in these concerns brought a “relief rally” in which the relatively more expensive stocks generally rose more than the lower-priced stocks, and larger-capitalization stocks outgained smaller-capitalization stocks.

Information technology was the strongest-performing sector within the Russell 3000® Index for the reporting period as growth stocks outperformed. The only two sectors to produce negative returns were real estate and utilities, which are sometimes thought of as bond substitutes. This explains some of their correlation with the poorly performing bond market during the period. Other traditionally less cyclical areas of the market, such as consumer staples and health care, also underperformed.

In this environment, the Growth Fund marginally underperformed its benchmark, the Russell 3000® Index, for the reporting period. The Growth Fund’s holdings in the consumer staples sector and in the retail segment of the consumer discretionary sector detracted from performance. Fund performance benefited from a modestly overweight allocation to the information technology sector, an underweight to the aerospace and defense industry, as wells as a modest underweight to the real estate sector.

The Income Fund employed U.S. Treasury futures, eurodollar futures, and TBA forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and market exposures. None of these derivative positions had a meaningful impact on the Fund’s performance during the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1,2]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	5.84%[3]	2.58%	4.30%	4.66%	4.00%
Russell 3000® Index	18.95%	13.89%	11.39%	12.34%	7.23%
Bloomberg Intermediate U.S. Aggregate Bond Index	-0.60%	-2.89%	0.83%	1.33%	3.69%
Blended 35% Russell 3000® Index/65% Bloomberg Intermediate U.S. Aggregate Bond Index	6.18%	3.00%	4.81%	5.33%	5.22%

New Covenant Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2023 (Unaudited)

New Covenant Balanced Income Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund versus the Russell 3000® Index, Bloomberg Intermediate U.S. Aggregate Bond Index and Blended 35% Russell 3000® Index/65% Bloomberg Intermediate U.S. Aggregate Bond Index.

1

For the periods ended June 30, 2023. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 3000® Index and the Bloomberg Intermediate U.S. Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

3	Total returns disclosed in the Financial Highlights of the Annual Report may reflect adjustments to conform to generally accepted accounting principles.

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 98.2%
Communication Services — 7.7%
Activision Blizzard Inc	3,725	$314
Alphabet Inc, Cl A *	75,260	9,009
Alphabet Inc, Cl C *	69,700	8,432
AT&T Inc	119,675	1,909
Bandwidth Inc, Cl A *	74	1
Cable One Inc	79	52
Cardlytics Inc *	761	5
Cars.com Inc *	4,178	83
Charter Communications Inc, Cl A *	1,268	466
Cinemark Holdings Inc *	4,289	71
Cogent Communications Holdings Inc	148	10
Comcast Corp, Cl A	52,817	2,195
EchoStar Corp, Cl A *	1,124	19
Electronic Arts Inc	6,385	828
EverQuote Inc, Cl A *	1,468	10
EW Scripps Co/The, Cl A *	3,299	30
Fox Corp, Cl A	1,372	47
Fox Corp, Cl B	1,428	46
IAC Inc *	376	24
IMAX Corp *	2,244	38
Interpublic Group of Cos Inc/The	8,487	327
Iridium Communications Inc	366	23
John Wiley & Sons Inc, Cl A	236	8
Liberty Broadband Corp, Cl A *	81	6
Liberty Broadband Corp, Cl C *	343	27
Liberty Media Corp-Liberty Braves *	3,670	148
Liberty Media Corp-Liberty SiriusXM, Cl C *	234	8
Live Nation Entertainment Inc *	181	16
Lumen Technologies Inc	872	2
Madison Square Garden Entertainment, Cl A *	697	23
Madison Square Garden Sports Corp	39	7
Magnite Inc *	2,551	35
Match Group Inc *	1,841	77
Meta Platforms Inc, Cl A *	25,682	7,370
Netflix Inc *	4,263	1,878

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
New York Times Co/The, Cl A	439	$17
News Corp, Cl A	829	16
Nexstar Media Group Inc, Cl A	94	16
Omnicom Group Inc	8,814	839
Paramount Global, Cl B	7,304	116
Pinterest Inc, Cl A *	3,339	91
ROBLOX Corp, Cl A *	6,473	261
Shenandoah Telecommunications Co	222	4
Shutterstock Inc	205	10
Sirius XM Holdings Inc	7,153	32
Sphere Entertainment Co *	697	19
Spotify Technology SA *	1,265	203
Take-Two Interactive Software Inc *	1,416	208
TechTarget Inc *	1,986	62
TEGNA Inc	3,052	50
T-Mobile US Inc *	6,126	851
Trade Desk Inc/The, Cl A *	8,290	640
TripAdvisor Inc *	1,712	28
Verizon Communications Inc	57,853	2,152
Vimeo Inc *	610	3
Walt Disney Co/The *	21,958	1,960
Warner Bros Discovery Inc *	4,164	52
World Wrestling Entertainment Inc, Cl A	780	85
Yelp Inc, Cl A *	1,355	49
Ziff Davis Inc *	2,547	178
ZoomInfo Technologies, Cl A *	2,021	51

		41,537
Consumer Discretionary — 11.1%
1-800-Flowers.com Inc, Cl A *	3,668	29
2U Inc *	871	4
Abercrombie & Fitch Co, Cl A *	788	30
Acushnet Holdings Corp	987	54
Adient PLC *	732	28
ADT Inc	4,942	30
Adtalem Global Education Inc *	5,431	187
Advance Auto Parts Inc	317	22
Airbnb Inc, Cl A *	3,103	398
Amazon.com Inc *	107,065	13,957
American Eagle Outfitters Inc	3,416	40
AMMO Inc *	6,414	14
Aptiv PLC *	3,490	356
Aramark	260	11
Asbury Automotive Group Inc *	70	17
AutoNation Inc *	970	160
AutoZone Inc *	235	586
Bath & Body Works Inc	638	24
Best Buy Co Inc	7,091	581
Big Lots Inc	1,758	16
Bloomin' Brands Inc	2,259	61
Booking Holdings Inc *	563	1,520
Boot Barn Holdings Inc *	199	17
BorgWarner Inc	321	16

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Bright Horizons Family Solutions Inc *	76	$7
Brinker International Inc *	1,180	43
Brunswick Corp/DE	839	73
Buckle Inc/The	1,885	65
Burlington Stores Inc *	482	76
Capri Holdings Ltd *	1,319	47
CarMax Inc *	1,086	91
Carnival Corp *	15,800	298
Carter's Inc	471	34
Carvana Co, Cl A *	5,499	143
Cavco Industries Inc *	60	18
Cheesecake Factory Inc/The	1,236	43
Chegg Inc *	176	2
Chico's FAS Inc *	7,300	39
Children's Place Inc/The *	812	19
Chipotle Mexican Grill Inc, Cl A *	232	496
Choice Hotels International Inc	113	13
Columbia Sportswear Co	891	69
Cracker Barrel Old Country Store Inc	323	30
Dana Inc	2,660	45
Darden Restaurants Inc	705	118
Dave & Buster's Entertainment Inc *	1,283	57
Deckers Outdoor Corp *	1,186	626
Denny's Corp *	2,500	31
Designer Brands Inc, Cl A	3,316	33
Dick's Sporting Goods Inc	1,054	139
Dillard's Inc, Cl A	45	15
Domino's Pizza Inc	33	11
DoorDash Inc, Cl A *	523	40
Dorman Products Inc *	128	10
DR Horton Inc	1,973	240
eBay Inc	20,542	918
Etsy Inc *	1,162	98
Expedia Group Inc *	389	43
Fisker Inc *	2,626	15
Five Below Inc *	410	81
Floor & Decor Holdings Inc, Cl A *	232	24
Foot Locker Inc	1,308	35
Ford Motor Co	12,719	192
Fox Factory Holding Corp *	749	81
Frontdoor Inc *	251	8
GameStop Corp, Cl A *	2,040	49
Gap Inc/The	11,382	102
Garmin Ltd	418	44
General Motors Co	2,763	107
Gentex Corp	440	13
Gentherm Inc *	184	10
Genuine Parts Co	67	11
Goodyear Tire & Rubber Co/The *	989	14
Graham Holdings Co, Cl B	78	45
Grand Canyon Education Inc *	121	12
Group 1 Automotive Inc	86	22

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
GrowGeneration Corp *	2,599	$9
H&R Block Inc	3,157	101
Hanesbrands Inc	13,319	60
Harley-Davidson Inc	306	11
Hasbro Inc	2,632	170
Helen of Troy Ltd *	57	6
Hilton Grand Vacations Inc *	3,016	137
Hilton Worldwide Holdings Inc	11,607	1,689
Home Depot Inc/The	13,012	4,042
Hyatt Hotels Corp, Cl A	135	15
Installed Building Products Inc	125	18
iRobot Corp *	1,013	46
Jack in the Box Inc	658	64
Johnson Outdoors Inc, Cl A	659	41
KB Home	4,733	245
Kohl's Corp	1,859	43
Kontoor Brands Inc	1,282	54
La-Z-Boy Inc, Cl Z	1,597	46
LCI Industries	483	61
Lear Corp	6,486	931
Leggett & Platt Inc	222	7
Lennar Corp, Cl B	122	14
LGI Homes Inc *	127	17
LKQ Corp	317	18
Lowe's Cos Inc	12,159	2,744
Lululemon Athletica Inc *	1,171	443
M/I Homes Inc *	198	17
Macy's Inc	4,042	65
Malibu Boats Inc, Cl A *	202	12
Marriott International Inc/MD, Cl A	3,599	661
Marriott Vacations Worldwide Corp	394	48
Mattel Inc *	711	14
McDonald's Corp	11,361	3,390
Meritage Homes Corp	794	113
Mohawk Industries Inc *	127	13
Monro Inc	626	25
Murphy USA Inc	422	131
National Vision Holdings Inc *	447	11
Newell Brands Inc	605	5
NIKE Inc, Cl B	17,693	1,953
Nordstrom Inc	3,866	79
Norwegian Cruise Line Holdings Ltd *	14,956	326
NVR Inc *	13	83
ODP Corp/The *	283	13
Ollie's Bargain Outlet Holdings Inc *	212	12
O'Reilly Automotive Inc *	677	647
Oxford Industries Inc	665	65
Papa John's International Inc	151	11
Peloton Interactive Inc, Cl A *	2,845	22
Penske Automotive Group Inc	957	159
PetMed Express Inc	366	5
Planet Fitness Inc, Cl A *	173	12

New Covenant Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Polaris Inc	966	$117
PulteGroup Inc	5,125	398
PVH Corp	108	9
Ralph Lauren Corp, Cl A	690	85
Revolve Group Inc, Cl A *	2,223	36
RH *	45	15
Rivian Automotive Inc, Cl A *	1,274	21
Ross Stores Inc	3,209	360
Royal Caribbean Cruises Ltd *	8,804	913
Sabre Corp *	506	2
Sally Beauty Holdings Inc *	2,794	35
SeaWorld Entertainment Inc *	251	14
Service Corp International/US	250	16
Shake Shack Inc, Cl A *	157	12
Signet Jewelers Ltd	2,402	157
Six Flags Entertainment Corp *	248	6
Sleep Number Corp *	1,033	28
Standard Motor Products Inc	943	35
Starbucks Corp	16,902	1,674
Steven Madden Ltd	1,178	39
Stitch Fix Inc, Cl A *	1,021	4
Strategic Education Inc	331	22
Stride Inc *	348	13
Tapestry Inc	2,803	120
Taylor Morrison Home Corp, Cl A *	12,743	621
Tempur Sealy International Inc	2,272	91
Tesla Inc *	32,614	8,537
Texas Roadhouse Inc, Cl A	889	100
Thor Industries Inc	106	11
TJX Cos Inc/The	14,736	1,249
Toll Brothers Inc	269	21
TopBuild Corp *	476	127
Topgolf Callaway Brands Corp *	2,383	47
Tractor Supply Co	2,377	526
Travel + Leisure Co	307	12
Tri Pointe Homes Inc *	3,236	106
Udemy Inc *	3,378	36
Ulta Beauty Inc *	279	131
Under Armour Inc, Cl C *	556	4
Upbound Group Inc, Cl A	1,764	55
Urban Outfitters Inc *	417	14
Vail Resorts Inc	46	12
Valvoline Inc	11,216	421
VF Corp	4,023	77
Victoria's Secret & Co *	212	4
Visteon Corp *	85	12
Wayfair Inc, Cl A *	320	21
Wendy's Co/The	11,419	248
Whirlpool Corp	638	95
Williams-Sonoma Inc	160	20
Wingstop Inc	582	116
Winnebago Industries Inc	191	13

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Wolverine World Wide Inc	1,511	$22
Wyndham Hotels & Resorts Inc	189	13
Yum! Brands Inc	8,356	1,158

		60,028
Consumer Staples — 6.1%
Andersons Inc/The	338	16
Archer-Daniels-Midland Co	5,103	386
B&G Foods Inc	862	12
BellRing Brands Inc *	136	5
Beyond Meat Inc *	166	2
Bunge Ltd	1,596	151
Calavo Growers Inc	571	17
Campbell Soup Co	10,354	473
Casey's General Stores Inc	65	16
Chefs' Warehouse Inc/The *	1,366	49
Church & Dwight Co Inc	1,025	103
Clorox Co/The	2,716	432
Coca-Cola Co/The	48,833	2,941
Colgate-Palmolive Co	13,653	1,052
Conagra Brands Inc	14,479	488
Costco Wholesale Corp	5,215	2,808
Coty Inc, Cl A *	1,026	13
Darling Ingredients Inc *	716	46
Dollar General Corp	2,608	443
Dollar Tree Inc *	1,320	189
Edgewell Personal Care Co	310	13
elf Beauty Inc *	1,902	217
Energizer Holdings Inc	231	8
Estee Lauder Cos Inc/The, Cl A	2,390	469
Flowers Foods Inc	555	14
Fresh Del Monte Produce Inc	1,442	37
General Mills Inc	13,887	1,065
Grocery Outlet Holding Corp *	263	8
Hain Celestial Group Inc/The *	461	6
Herbalife Nutrition Ltd *	1,088	14
Hershey Co/The	2,295	573
HF Foods Group Inc *	2,213	10
Hormel Foods Corp	4,797	193
Ingredion Inc	1,110	118
J M Smucker Co/The	6,494	959
Kellogg Co	6,713	452
Keurig Dr Pepper Inc	32,477	1,016
Kimberly-Clark Corp	6,484	895
Kraft Heinz Co/The	3,923	139
Kroger Co/The	17,094	803
Lamb Weston Holdings Inc	594	68
McCormick & Co Inc/MD	5,832	509
Medifast Inc	71	7
Mondelez International Inc, Cl A	17,402	1,269
Monster Beverage Corp *	889	51
National Beverage Corp *	344	17
PepsiCo Inc	23,368	4,328

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Performance Food Group Co *	1,023	$62
Pilgrim's Pride Corp *	355	8
Post Holdings Inc *	108	9
PriceSmart Inc	179	13
Procter & Gamble Co/The	29,205	4,432
SpartanNash Co	1,252	28
Spectrum Brands Holdings Inc	183	14
Sprouts Farmers Market Inc *	623	23
Sysco Corp	17,657	1,310
Target Corp	6,577	867
TreeHouse Foods Inc *	237	12
Tyson Foods Inc, Cl A	1,410	72
US Foods Holding Corp *	2,211	97
Vita Coco Co Inc/The *	1,354	36
Walgreens Boots Alliance Inc	30,476	868
Walmart Inc	14,496	2,278

		33,029
Energy — 3.9%
Antero Midstream Corp	26,635	309
Antero Resources Corp *	6,426	148
APA Corp	332	11
Arch Resources Inc	94	11
Baker Hughes Co, Cl A	9,516	301
Borr Drilling Ltd *	11,900	90
Cactus Inc, Cl A	298	13
Callon Petroleum Co *	2,548	89
ChampionX Corp	383	12
Cheniere Energy Inc	6,249	952
Chesapeake Energy Corp	1,851	155
Civitas Resources Inc	179	12
Clean Energy Fuels Corp *	4,579	23
CNX Resources Corp *	1,745	31
ConocoPhillips	25,233	2,614
CONSOL Energy Inc	213	14
Coterra Energy Inc	22,434	568
CVR Energy Inc	1,596	48
Delek US Holdings Inc	2,494	60
Denbury Inc *	1,205	104
Devon Energy Corp	10,747	519
DHT Holdings Inc	1,338	11
Diamondback Energy Inc	4,378	575
Dril-Quip Inc *	1,072	25
DT Midstream Inc	405	20
EOG Resources Inc	12,533	1,434
EQT Corp	7,282	299
Equitrans Midstream Corp	2,185	21
Expro Group Holdings NV *	1,529	27
FLEX LNG Ltd	2,301	70
Golar LNG Ltd	3,888	78
Green Plains Inc *	2,069	67
Halliburton Co	9,891	326
Helix Energy Solutions Group Inc *	10,917	81

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Helmerich & Payne Inc	4,134	$147
Hess Corp	6,554	891
HF Sinclair Corp	5,184	231
International Seaways Inc	329	13
Kinder Morgan Inc	89,784	1,546
Kinetik Holdings Inc, Cl A	2,668	94
Kosmos Energy Ltd *	44,503	267
Magnolia Oil & Gas Corp, Cl A	1,806	38
Marathon Oil Corp	16,949	390
Murphy Oil Corp	449	17
Nabors Industries Ltd *	367	34
New Fortress Energy Inc, Cl A	2,307	62
NextDecade Corp *	10,122	83
Noble Corp PLC *	1,325	55
Nordic American Tankers Ltd	3,610	13
NOV Inc	482	8
Occidental Petroleum Corp	6,975	410
ONEOK Inc	9,782	604
Ovintiv Inc	4,569	174
Patterson-UTI Energy Inc	4,952	59
PBF Energy Inc, Cl A	316	13
PDC Energy Inc	183	13
Peabody Energy Corp	612	13
Pioneer Natural Resources Co	5,512	1,142
Range Resources Corp	4,411	130
RPC Inc	1,226	9
Schlumberger NV	36,941	1,814
Scorpio Tankers Inc	270	13
SM Energy Co	840	27
Southwestern Energy Co *	21,739	131
Targa Resources Corp	10,556	803
Teekay Tankers Ltd, Cl A	1,755	67
Texas Pacific Land Corp	431	567
Uranium Energy Corp *	15,244	52
Valaris Ltd *	739	46
Vitesse Energy Inc	272	6
Williams Cos Inc/The	49,246	1,607
World Fuel Services Corp	4,395	91

		20,798
Financials — 13.2%
Affiliated Managers Group Inc	910	136
Affirm Holdings Inc, Cl A *	2,309	35
Aflac Inc	4,907	343
AGNC Investment Corp ‡	2,838	29
Allstate Corp/The	3,458	377
Ally Financial Inc	1,575	43
Amalgamated Financial Corp	2,110	34
American Express Co	9,360	1,631
American Financial Group Inc/OH	89	11
American International Group Inc	6,597	380
Ameriprise Financial Inc	1,250	415
Ameris Bancorp	1,129	39

New Covenant Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
AMERISAFE Inc	743	$40
Annaly Capital Management Inc ‡	655	13
Aon PLC, Cl A	3,101	1,070
Apollo Commercial Real Estate Finance Inc ‡	2,686	30
Apollo Global Management Inc	614	47
Arch Capital Group Ltd *	2,404	180
Ares Management Corp, Cl A	632	61
Argo Group International Holdings Ltd	750	22
Arthur J Gallagher & Co	1,610	354
Artisan Partners Asset Management Inc, Cl A	1,589	62
Associated Banc-Corp	4,274	69
Assurant Inc	87	11
Assured Guaranty Ltd	994	55
Atlantic Union Bankshares Corp	1,302	34
Axis Capital Holdings Ltd	825	44
Axos Financial Inc *	310	12
Bank of America Corp	87,545	2,512
Bank of Hawaii Corp	1,051	43
Bank of Marin Bancorp	1,079	19
Bank of New York Mellon Corp/The	12,656	563
Bank of NT Butterfield & Son Ltd/The	1,324	36
Bank OZK	366	15
BankUnited Inc	346	7
Banner Corp	851	37
Berkshire Hathaway Inc, Cl B *	21,019	7,167
Berkshire Hills Bancorp Inc	1,501	31
BlackRock Inc, Cl A	1,878	1,298
Blackstone Inc	6,935	645
Block Inc, Cl A *	4,127	275
BOK Financial Corp	568	46
Bread Financial Holdings Inc	1,335	42
Brighthouse Financial Inc *	268	13
Brown & Brown Inc	290	20
Cadence Bank	1,525	30
Capital One Financial Corp	3,914	428
Capitol Federal Financial Inc	3,529	22
Carlyle Group Inc/The	923	29
Cass Information Systems Inc	865	34
Cathay General Bancorp	1,291	42
Cboe Global Markets Inc	99	14
Central Pacific Financial Corp	1,651	26
Charles Schwab Corp/The	16,432	931
Chimera Investment Corp ‡	2,402	14
Chubb Ltd	6,169	1,188
Cincinnati Financial Corp	891	87
Citigroup Inc	24,313	1,119
Citizens Financial Group Inc	3,587	94
City Holding Co	607	55
CME Group Inc, Cl A	4,726	876
CNA Financial Corp	253	10

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Cohen & Steers Inc	764	$44
Columbia Banking System Inc	1,640	33
Comerica Inc	1,232	52
Commerce Bancshares Inc/MO	1,722	84
Community Bank System Inc	710	33
ConnectOne Bancorp Inc	1,891	31
Credit Acceptance Corp *	177	90
Cullen/Frost Bankers Inc	121	13
Dime Community Bancshares Inc	1,467	26
Discover Financial Services	11,446	1,337
Eagle Bancorp Inc	1,035	22
East West Bancorp Inc	1,710	90
eHealth Inc *	512	4
Ellington Financial Inc ‡	2,748	38
Enterprise Financial Services Corp	1,063	42
Equitable Holdings Inc	432	12
Essent Group Ltd	970	45
Euronet Worldwide Inc *	74	9
Evercore Inc, Cl A	659	81
Everest Re Group Ltd	179	61
Eversource Energy	10,983	779
EVERTEC Inc	1,569	58
F&G Annuities & Life Inc	2,571	64
FactSet Research Systems Inc	306	123
FB Financial Corp	1,250	35
Federal Agricultural Mortgage Corp, Cl C	119	17
Fidelity National Financial Inc	1,063	38
Fidelity National Information Services Inc	7,874	431
Fifth Third Bancorp	4,599	121
First American Financial Corp	814	46
First BanCorp/Puerto Rico	821	10
First Busey Corp	1,790	36
First Citizens BancShares Inc/NC, Cl A	159	204
First Commonwealth Financial Corp	3,365	43
First Financial Bancorp	1,921	39
First Financial Bankshares Inc	1,378	39
First Hawaiian Inc	3,126	56
First Horizon Corp	22,027	248
First Interstate BancSystem Inc, Cl A	1,171	28
First Merchants Corp	1,182	33
FirstCash Holdings Inc	612	57
Fiserv Inc *	5,664	715
FleetCor Technologies Inc *	277	70
FNB Corp/PA	3,907	45
Franklin Resources Inc	6,856	183
Fulton Financial Corp	2,789	33
Genworth Financial Inc, Cl A *	10,439	52
German American Bancorp Inc	1,414	38
Global Payments Inc	2,965	292
Globe Life Inc	108	12
Goldman Sachs Group Inc/The	3,960	1,277
Goosehead Insurance Inc, Cl A *	215	14

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Hancock Whitney Corp	1,142	$44
Hannon Armstrong Sustainable Infrastructure Capital Inc	9,246	231
Hanover Insurance Group Inc/The	124	14
HarborOne Bancorp Inc	861	7
Hartford Financial Services Group Inc/The	1,006	72
Heartland Financial USA Inc	1,003	28
Heritage Financial Corp/WA	1,744	28
Home BancShares Inc/AR	2,523	58
HomeStreet Inc	309	2
Hope Bancorp Inc	3,233	27
Horace Mann Educators Corp	1,125	33
Houlihan Lokey Inc, Cl A	192	19
Huntington Bancshares Inc/OH	9,540	103
Independent Bank Corp	580	26
Independent Bank Group Inc	846	29
Intercontinental Exchange Inc	5,170	585
Invesco Ltd	18,276	307
Invesco Mortgage Capital Inc ‡	323	4
Jack Henry & Associates Inc	636	106
James River Group Holdings Ltd	1,180	22
Janus Henderson Group PLC	1,207	33
Jefferies Financial Group Inc	2,313	77
JPMorgan Chase & Co	35,839	5,212
KeyCorp	12,904	119
Kinsale Capital Group Inc	73	27
KKR & Co Inc	3,222	180
Lakeland Bancorp Inc	2,890	39
Lazard Ltd, Cl A	2,316	74
Lemonade Inc *	1,665	28
LendingTree Inc *	175	4
Lincoln National Corp	3,621	93
Loews Corp	222	13
LPL Financial Holdings Inc	1,036	225
M&T Bank Corp	1,519	188
MarketAxess Holdings Inc	144	38
Marsh & McLennan Cos Inc	12,569	2,364
Mastercard Inc, Cl A	12,101	4,759
Mercury General Corp	233	7
MetLife Inc	6,576	372
MFA Financial Inc ‡	1,584	18
MGIC Investment Corp	3,455	55
Moelis & Co, Cl A	461	21
Moody's Corp	4,810	1,673
Morgan Stanley	15,681	1,339
Morningstar Inc	67	13
Mr Cooper Group Inc *	335	17
MSCI Inc, Cl A	635	298
Nasdaq Inc	7,134	356
NBT Bancorp Inc	1,213	39
Nelnet Inc, Cl A	145	14
New York Community Bancorp Inc	951	11

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
New York Mortgage Trust Inc ‡	1,944	$19
NMI Holdings Inc, Cl A *	1,470	38
Northern Trust Corp	7,549	560
Northfield Bancorp Inc	2,868	31
OFG Bancorp	2,119	55
Old National Bancorp/IN	5,093	71
OneMain Holdings Inc, Cl A	258	11
Orchid Island Capital Inc, Cl A ‡	3,472	36
Pacific Premier Bancorp Inc	3,188	66
PacWest Bancorp	1,283	10
Palomar Holdings Inc, Cl A *	145	8
Pathward Financial Inc	266	12
PayPal Holdings Inc *	16,718	1,116
PennyMac Mortgage Investment Trust ‡	24,099	325
Pinnacle Financial Partners Inc	1,489	84
PNC Financial Services Group Inc/The	5,690	717
Popular Inc	1,507	91
PRA Group Inc *	1,320	30
Primerica Inc	323	64
Principal Financial Group Inc	662	50
Priority Technology Holdings Inc *	10,659	39
ProAssurance Corp	1,351	20
PROG Holdings Inc *	832	27
Progressive Corp/The	7,459	987
Prosperity Bancshares Inc	1,192	67
Provident Financial Services Inc	1,988	32
Prudential Financial Inc	15,519	1,369
Radian Group Inc	1,924	49
Raymond James Financial Inc	1,949	202
Redwood Trust Inc ‡	2,992	19
Regions Financial Corp	62,324	1,111
Reinsurance Group of America Inc, Cl A	578	80
RenaissanceRe Holdings Ltd	69	13
Renasant Corp	1,366	36
Repay Holdings Corp, Cl A *	7,436	58
Rithm Capital Corp ‡	1,403	13
RLI Corp	545	74
S&P Global Inc	7,012	2,811
Sandy Spring Bancorp Inc	1,350	31
Seacoast Banking Corp of Florida	1,616	36
ServisFirst Bancshares Inc	187	8
SLM Corp	8,316	136
SouthState Corp	216	14
Starwood Property Trust Inc ‡	2,000	39
State Street Corp	9,970	730
Stellar Bancorp Inc	1,869	43
Stifel Financial Corp	245	15
Synchrony Financial	4,720	160
Synovus Financial Corp	1,267	38
T Rowe Price Group Inc	2,711	304
Texas Capital Bancshares Inc *	822	42
TFS Financial Corp	573	7

New Covenant Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
TPG RE Finance Trust Inc ‡	2,439	$18
Travelers Cos Inc/The	4,033	700
TriCo Bancshares	1,219	40
Triumph Financial Inc *	822	50
Truist Financial Corp	14,236	432
Trustmark Corp	1,410	30
Two Harbors Investment Corp ‡	1,597	22
UMB Financial Corp	715	44
Univest Financial Corp	1,820	33
Unum Group *	1,638	78
Upstart Holdings Inc *	1,290	46
US Bancorp	12,299	406
Valley National Bancorp	4,269	33
Veritex Holdings Inc	348	6
Virtu Financial Inc, Cl A	3,026	52
Visa Inc, Cl A	21,213	5,038
W R Berkley Corp	247	15
Walker & Dunlop Inc	749	59
Washington Trust Bancorp Inc	924	25
Webster Financial Corp	2,008	76
Wells Fargo & Co	34,863	1,488
Westamerica BanCorp	731	28
Western Alliance Bancorp	1,801	66
Western Union Co/The	425	5
WEX Inc *	55	10
Willis Towers Watson PLC	907	214
Wintrust Financial Corp	708	51
Zions Bancorp NA	1,771	48

		71,296
Health Care — 13.0%
10X Genomics Inc, Cl A *	954	53
Abbott Laboratories	27,119	2,957
AbbVie Inc	25,124	3,385
Acadia Healthcare Co Inc *	220	18
Accolade Inc *	956	13
AdaptHealth Corp, Cl A *	2,632	32
Adaptive Biotechnologies Corp *	1,704	11
Addus HomeCare Corp *	495	46
Agilent Technologies Inc	7,874	947
Agios Pharmaceuticals Inc *	1,062	30
Akero Therapeutics Inc *	913	43
Alector Inc *	2,628	16
Align Technology Inc *	691	244
Allogene Therapeutics Inc *	1,838	9
Alnylam Pharmaceuticals Inc *	1,202	228
Amedisys Inc *	56	5
American Well Corp, Cl A *	10,093	21
AmerisourceBergen Corp, Cl A	589	113
Amgen Inc	7,498	1,665
Amicus Therapeutics Inc *	5,193	65
AMN Healthcare Services Inc *	832	91
AnaptysBio Inc *	1,908	39

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Anika Therapeutics Inc *	920	$24
Apollo Medical Holdings Inc *	344	11
Arcturus Therapeutics Holdings Inc *	483	14
Arcus Biosciences Inc *	2,371	48
Arrowhead Pharmaceuticals Inc *	251	9
Arvinas Inc *	1,298	32
Atara Biotherapeutics Inc *	3,254	5
AtriCure Inc *	1,029	51
Atrion Corp	71	40
Avanos Medical Inc *	301	8
Avantor Inc *	1,656	34
Avidity Biosciences Inc *	2,388	26
Avista Public Acquisition Corp II, Cl W *	2,263	11
Axonics Inc *	351	18
Azenta Inc *	207	10
Baxter International Inc	12,373	564
Becton Dickinson & Co	4,437	1,171
BioCryst Pharmaceuticals Inc *	1,030	7
Biogen Inc *	2,874	819
Biohaven Ltd *	45	1
BioLife Solutions Inc *	2,163	48
BioMarin Pharmaceutical Inc *	1,042	90
Bio-Rad Laboratories Inc, Cl A *	32	12
Bio-Techne Corp	212	17
Bluebird Bio Inc *	645	2
Boston Scientific Corp *	16,399	887
Bridgebio Pharma Inc *	241	4
Bristol-Myers Squibb Co	34,297	2,193
Brookdale Senior Living Inc *	7,397	31
Bruker Corp	233	17
Cara Therapeutics Inc *	2,942	8
Cardinal Health Inc	2,213	209
CareDx Inc *	6,310	54
Cassava Sciences Inc *	614	15
Castle Biosciences Inc *	730	10
Catalent Inc *	949	41
Catalyst Pharmaceuticals Inc *	11,416	153
Centene Corp *	4,805	324
Charles River Laboratories International Inc *	77	16
Cigna Group/The	7,185	2,016
Collegium Pharmaceutical Inc *	2,915	63
Cooper Cos Inc/The	236	90
Corcept Therapeutics Inc *	3,878	86
CorVel Corp *	125	24
Crinetics Pharmaceuticals Inc *	2,310	42
CryoPort Inc *	871	15
CVS Health Corp	8,384	580
Cytokinetics Inc *	7,134	233
Danaher Corp	7,586	1,821
DaVita Inc *	160	16
Deciphera Pharmaceuticals Inc *	716	10

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Denali Therapeutics Inc *	2,631	$78
DENTSPLY SIRONA Inc	3,113	125
Dexcom Inc *	3,388	435
DICE Therapeutics *	2,263	105
Dynavax Technologies Corp *	4,355	56
Eagle Pharmaceuticals Inc/DE *	1,045	20
Editas Medicine Inc, Cl A *	1,596	13
Edwards Lifesciences Corp *	8,484	800
Elanco Animal Health Inc *	398	4
Elevance Health Inc	5,483	2,436
Eli Lilly & Co	11,234	5,269
Embecta Corp	887	19
Emergent BioSolutions Inc *	950	7
Enanta Pharmaceuticals Inc *	785	17
Encompass Health Corp	164	11
Enhabit Inc *	82	1
Enovis Corp *	485	31
Envista Holdings Corp *	317	11
Exact Sciences Corp *	930	87
Exelixis Inc *	4,344	83
Fate Therapeutics Inc *	3,277	16
FibroGen Inc *	1,053	3
Fulgent Genetics Inc *	853	32
GE HealthCare Technologies Inc	153	12
Gilead Sciences Inc	14,228	1,097
Glaukos Corp *	167	12
Globus Medical Inc, Cl A *	179	11
Haemonetics *	195	17
Halozyme Therapeutics Inc *	2,641	95
HCA Healthcare Inc	2,314	702
Health Catalyst Inc *	1,594	20
HealthEquity Inc *	673	43
Henry Schein Inc *	2,612	212
Hologic Inc *	927	75
Horizon Therapeutics PLC *	1,437	148
Humana Inc	887	397
ICON *	572	143
ICU Medical Inc *	62	11
Ideaya Biosciences Inc *	4,068	96
IDEXX Laboratories Inc *	707	355
IGM Biosciences Inc *	1,084	10
Illumina Inc *	3,200	600
ImmunityBio Inc *	12,691	35
Inari Medical Inc *	419	24
Incyte Corp *	1,063	66
Innoviva Inc *	3,557	45
Inogen Inc *	706	8
Insmed Inc *	2,129	45
Insulet Corp *	65	19
Integer Holdings Corp *	625	55
Integra LifeSciences Holdings Corp *	188	8
Intellia Therapeutics Inc *	1,231	50

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Intercept Pharmaceuticals Inc *	417	$5
Intra-Cellular Therapies Inc *	3,894	247
Intuitive Surgical Inc *	4,209	1,439
Ionis Pharmaceuticals Inc *	782	32
Iovance Biotherapeutics Inc *	1,433	10
IQVIA Holdings Inc *	968	218
iRhythm Technologies Inc *	210	22
Ironwood Pharmaceuticals Inc, Cl A *	3,844	41
IVERIC bio Inc *	2,336	92
Johnson & Johnson	32,711	5,414
Karyopharm Therapeutics Inc *	2,929	5
Kezar Life Sciences Inc *	45,653	112
Kiniksa Pharmaceuticals Ltd, Cl A *	801	11
Kodiak Sciences Inc *	1,218	8
Krystal Biotech Inc *	823	97
Kura Oncology Inc *	3,438	36
Laboratory Corp of America Holdings	515	124
Lantheus Holdings Inc *	2,408	202
Ligand Pharmaceuticals Inc *	462	33
LivaNova PLC *	657	34
MacroGenics Inc *	1,782	10
Madrigal Pharmaceuticals Inc *	531	123
McKesson Corp	1,233	527
MeiraGTx Holdings plc *	4,240	28
Merck & Co Inc	36,681	4,233
Mersana Therapeutics Inc *	13,514	44
Mettler-Toledo International Inc *	771	1,011
Mirati Therapeutics Inc *	429	16
Moderna Inc *	4,368	531
Myriad Genetics Inc *	1,860	43
Natera Inc *	229	11
National Research Corp	779	34
Neogen Corp *	300	7
Neurocrine Biosciences Inc *	1,089	103
Nevro Corp *	83	2
NextGen Healthcare Inc *	3,392	55
Novavax Inc *	816	6
Novocure Ltd *	905	38
Omnicell Inc *	466	34
Option Care Health Inc *	648	21
OraSure Technologies Inc *	6,042	30
Organon & Co	649	14
Pediatrix Medical Group Inc *	417	6
Pennant Group Inc/The *	1,609	20
Penumbra Inc *	72	25
Pfizer Inc	73,662	2,702
Phreesia Inc *	361	11
PMV Pharmaceuticals *	18,090	113
Premier Inc, Cl A	2,266	63
Protagonist Therapeutics Inc *	1,083	30
PTC Therapeutics Inc *	1,021	42
QIAGEN NV *	2,338	105

New Covenant Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Quest Diagnostics Inc	865	$122
Reata Pharmaceuticals Inc, Cl A *	537	55
Regeneron Pharmaceuticals Inc *	1,105	794
REGENXBIO *	456	9
Repligen Corp *	553	78
ResMed Inc	2,930	640
Revance Therapeutics Inc *	3,056	77
Revvity Inc	120	14
Rocket Pharmaceuticals Inc *	932	19
Sage Therapeutics Inc *	516	24
Sarepta Therapeutics Inc *	87	10
Seagen Inc *	750	144
Shockwave Medical Inc *	49	14
Simulations Plus Inc	1,477	64
STAAR Surgical Co *	2,233	117
Stryker Corp	3,476	1,060
Supernus Pharmaceuticals Inc *	2,174	65
Surmodics Inc *	1,169	37
Tactile Systems Technology Inc *	728	18
Tandem Diabetes Care Inc *	144	4
Teleflex Inc	742	180
Theravance Biopharma Inc *	2,200	23
Thermo Fisher Scientific Inc	4,827	2,518
Travere Therapeutics Inc *	3,434	53
Twist Bioscience Corp *	606	12
Ultragenyx Pharmaceutical Inc *	1,143	53
United Therapeutics Corp *	559	123
UnitedHealth Group Inc	11,675	5,611
Universal Health Services Inc, Cl B	80	13
US Physical Therapy Inc	428	52
Utah Medical Products Inc	515	48
Varex Imaging Corp *	1,631	38
Vaxcyte Inc *	1,042	52
Veeva Systems Inc, Cl A *	1,157	229
Veradigm Inc *	3,611	46
Vericel Corp *	1,218	46
Vertex Pharmaceuticals Inc *	3,305	1,163
Viatris Inc, Cl W	1,277	13
Waters Corp *	395	105
West Pharmaceutical Services Inc	1,875	717
Xencor Inc *	1,686	42
Y-mAbs Therapeutics Inc *	3,117	21
Zentalis Pharmaceuticals Inc *	497	14
Zimmer Biomet Holdings Inc	3,501	510
Zimvie Inc *	350	4
Zoetis Inc, Cl A	6,022	1,037

		70,439
Industrials — 8.9%
374Water *	37,665	90
3M Co	10,841	1,085
A O Smith Corp	1,708	124
AAON Inc	192	18

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
ABM Industries Inc	3,427	$146
ACCO Brands Corp	5,214	27
Acuity Brands Inc	84	14
AerSale Corp *	12,013	177
AGCO Corp	149	20
Air Lease Corp, Cl A	1,053	44
Alamo Group Inc	86	16
Alaska Air Group Inc *	9,238	491
Albany International Corp, Cl A	652	61
Allegion PLC	855	103
Allison Transmission Holdings Inc	1,870	106
American Airlines Group Inc *	405	7
American Woodmark Corp *	461	35
AMETEK Inc	1,369	222
Amprius Technologies *	12,555	90
Apogee Enterprises Inc	1,229	58
Applied Industrial Technologies Inc	745	108
ArcBest Corp	336	33
Archer Aviation Inc, Cl A *	42,816	176
Arcosa Inc	1,128	86
Argan Inc	1,315	52
Armstrong World Industries Inc	161	12
ASGN Inc *	146	11
Astec Industries Inc	204	9
Astronics Corp *	3,653	73
Atkore Inc *	453	71
Automatic Data Processing Inc	9,709	2,134
Avis Budget Group Inc *	784	179
Axon Enterprise Inc *	2,519	492
AZZ Inc	1,071	47
Barnes Group Inc	807	34
BlackSky Technology *	55,215	123
Blink Charging Co *	1,491	9
Bloom Energy Corp, Cl A *	4,597	75
Brink's Co/The	540	37
Broadridge Financial Solutions Inc	720	119
Cadre Holdings Inc	1,351	29
Carlisle Cos Inc	311	80
Carrier Global Corp	6,184	307
CBIZ Inc *	1,805	96
Ceridian HCM Holding Inc *	792	53
CH Robinson Worldwide Inc	148	14
Chart Industries Inc *	576	92
Cintas Corp	1,907	948
Clarivate *	11,944	114
Clean Harbors Inc *	137	23
Comfort Systems USA Inc	988	162
Concentrix Corp	387	31
Construction Partners Inc, Cl A *	391	12
Copart Inc *	2,568	234
Crane	135	12
Crane NXT Co	135	8

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
CSG Systems International Inc	965	$51
CSW Industrials Inc	116	19
CSX Corp	29,082	992
Cummins Inc	3,179	779
Custom Truck One Source *	15,463	104
Deere & Co	4,735	1,919
Delta Air Lines Inc	35,179	1,672
Deluxe Corp	981	17
Distribution Solutions Group *	2,445	127
Donaldson Co Inc	202	13
Dover Corp	383	57
Dycom Industries Inc *	1,064	121
Eaton Corp PLC	10,892	2,190
EMCOR Group Inc	565	104
Emerson Electric Co	6,592	596
Enerpac Tool Group Corp, Cl A	2,369	64
EnerSys	664	72
Enovix Corp *	4,020	73
EnPro Industries Inc	738	99
Enviri *	7,225	71
Equifax Inc	64	15
Esab Corp	485	32
ESCO Technologies Inc	568	59
ExlService Holdings Inc *	136	21
Expeditors International of Washington Inc	1,163	141
Exponent Inc	135	13
Fastenal Co	242	14
Federal Signal Corp	1,560	100
FedEx Corp	2,712	672
Flowserve Corp	239	9
Forrester Research Inc *	1,169	34
Fortune Brands Innovations Inc	174	13
Forward Air Corp	144	15
Franklin Electric Co Inc	180	19
FTC Solar Inc *	10,081	32
FTI Consulting Inc *	443	84
FuelCell Energy Inc *	8,509	18
Generac Holdings Inc *	203	30
General Electric Co	13,038	1,432
Genpact Ltd	6,870	258
Gibraltar Industries Inc *	164	10
Graco Inc	223	19
GrafTech International Ltd	954	5
Granite Construction Inc	1,780	71
Great Lakes Dredge & Dock Corp *	4,289	35
Greenbrier Cos Inc/The	1,583	68
GXO Logistics Inc *	1,041	65
Healthcare Services Group Inc	422	6
HEICO Corp	4,351	770
HEICO Corp, Cl A	2,955	416
Helios Technologies Inc	1,091	72
Herc Holdings Inc	1,012	139

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Hexcel Corp	17,118	$1,301
Hillenbrand Inc	300	15
HireRight Holdings Corp *	4,409	50
HNI Corp	1,910	54
Howmet Aerospace Inc	7,379	366
Hubbell Inc, Cl B	78	26
Hyliion Holdings Corp *	4,149	7
ICF International Inc	545	68
IDEX Corp	68	15
Illinois Tool Works Inc	8,556	2,140
Ingersoll Rand Inc	2,900	190
Insperity Inc	592	70
Interface Inc, Cl A	23,910	210
ITT Inc	1,404	131
JB Hunt Transport Services Inc	437	79
JetBlue Airways Corp *	837	7
Joby Aviation *	15,834	162
John Bean Technologies Corp	439	53
Kadant Inc	65	14
Kaman Corp	36,136	879
Kelly Services Inc, Cl A	2,214	39
Kennametal Inc	1,343	38
Kforce Inc	444	28
Kirby Corp *	1,032	79
Knight-Swift Transportation Holdings Inc, Cl A	1,357	75
Korn Ferry	1,193	59
Landstar System Inc	83	16
Lennox International Inc	44	14
Leonardo DRS *	6,243	108
Li-Cycle Holdings Corp *	8,390	47
Lincoln Electric Holdings Inc	1,027	204
Lindsay Corp	91	11
Liquidity Services Inc *	2,249	37
Luxfer Holdings	3,194	45
Lyft Inc, Cl A *	7,511	72
ManpowerGroup Inc	3,586	285
Marten Transport Ltd	592	13
Masco Corp	245	14
Masterbrand Inc *	174	2
Matson Inc	1,273	99
Maximus Inc	682	58
McGrath RentCorp	666	62
MDU Resources Group Inc	386	8
Middleby Corp/The *	103	15
MillerKnoll Inc	2,900	43
MRC Global Inc *	3,597	36
MSC Industrial Direct Co Inc, Cl A	1,115	106
Nordson Corp	600	149
Norfolk Southern Corp	2,628	596
NOW Inc *	4,359	45
NV5 Global Inc *	202	22

New Covenant Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Old Dominion Freight Line Inc	42	$16
Omega Flex Inc	70	7
OPENLANE Inc *	2,303	35
Oshkosh Corp	2,762	239
Otis Worldwide Corp	2,457	219
Owens Corning	4,958	647
PACCAR Inc	2,950	247
Park Aerospace Corp	965	13
Parker-Hannifin Corp	1,231	480
Paychex Inc	2,612	292
Paycom Software Inc	194	62
Paylocity Holding Corp *	417	77
Pentair PLC	245	16
Pitney Bowes Inc	11,792	42
Planet Labs PBC *	11,494	37
Plug Power Inc *	4,368	45
Primoris Services	1,960	60
Proto Labs Inc *	91	3
Quanta Services Inc	2,291	450
RB Global	132	8
RBC Bearings Inc *	64	14
Redwire Corp *	40,312	103
Regal Rexnord Corp	1,068	164
Republic Services Inc, Cl A	969	148
Resideo Technologies Inc *	448	8
Robert Half International Inc	806	61
Rocket Lab USA Inc *	16,898	101
Rockwell Automation Inc	1,620	534
Rollins Inc	3,532	151
RXO Inc *	1,041	24
Ryder System Inc	1,425	121
Saia Inc *	96	33
Schneider National Inc, Cl B	521	15
Shyft Group Inc/The	429	9
Simpson Manufacturing Co Inc	643	89
SiteOne Landscape Supply Inc *	361	60
Snap-on Inc	318	92
Southwest Airlines Co	322	12
SP Plus Corp *	1,169	46
Spirit AeroSystems Holdings Inc, Cl A	22,727	663
Spirit Airlines Inc	1,221	21
SPX Technologies Inc *	999	85
Stanley Black & Decker Inc	1,349	126
Steelcase Inc, Cl A	2,620	20
Stem Inc *	5,869	34
Stericycle Inc *	179	8
Sunrun Inc *	1,979	35
Tennant Co	639	52
Terex Corp	341	20
Tetra Tech Inc	564	92
Timken Co/The	204	19
Toro Co/The	1,175	119

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
TPI Composites Inc *	472	$5
TransUnion	135	11
Trex Co Inc *	1,134	74
Trinity Industries Inc	511	13
Triton International Ltd	827	69
Triumph Group Inc *	1,853	23
TrueBlue Inc *	12,400	220
TTEC Holdings Inc	202	7
Uber Technologies Inc *	11,601	501
UFP Industries Inc	196	19
U-Haul Holding Co	28	2
U-Haul Holding Co, Cl B	252	13
UniFirst Corp/MA	235	36
Union Pacific Corp	7,120	1,457
United Airlines Holdings Inc *	289	16
United Parcel Service Inc, Cl B	8,569	1,536
United Rentals Inc	1,692	754
Univar Solutions Inc *	476	17
Upwork Inc *	3,753	35
Valmont Industries Inc	76	22
Verisk Analytics Inc, Cl A	1,729	391
Virgin Galactic Holdings Inc *	91,477	355
Wabash National Corp	3,217	83
Waste Management Inc	6,467	1,122
Watsco Inc	52	20
Watts Water Technologies Inc, Cl A	507	93
WESCO International Inc	3,661	656
Westinghouse Air Brake Technologies Corp	465	51
WillScot Mobile Mini Holdings Corp, Cl A *	590	28
Woodward Inc	139	17
WW Grainger Inc	2,142	1,689
XPO Inc *	1,041	61
Xylem Inc/NY	12,492	1,407
Zurn Elkay Water Solutions Corp	1,629	44

		48,039
Information Technology — 26.9%
8x8 Inc *	2,725	12
Accenture PLC, Cl A	11,297	3,486
ACI Worldwide Inc *	1,373	32
Adeia Inc	2,351	26
Adobe Inc *	8,090	3,956
ADTRAN Holdings Inc	979	10
Advanced Energy Industries Inc	725	81
Advanced Micro Devices Inc *	18,853	2,148
Agilysys Inc *	323	22
Akamai Technologies Inc *	7,949	714
Akoustis Technologies Inc *	2,669	8
Alarm.com Holdings Inc *	1,192	62
Altair Engineering Inc, Cl A *	269	20
Alteryx Inc, Cl A *	635	29
Ambarella Inc *	160	13
Amdocs Ltd	3,632	359

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Amkor Technology Inc	3,864	$115
Amphenol Corp, Cl A	4,648	395
Analog Devices Inc	5,627	1,096
ANSYS Inc *	683	226
Appian Corp, Cl A *	1,246	59
Apple Inc	190,542	36,959
Applied Materials Inc	13,913	2,011
Arista Networks Inc *	3,072	498
Arlo Technologies Inc *	7,542	82
Arrow Electronics Inc *	1,639	235
Asana Inc, Cl A *	3,091	68
Aspen Technology Inc *	173	29
Atlassian Corp Ltd, Cl A *	76	13
Autodesk Inc *	3,559	728
Avnet Inc	325	16
Axcelis Technologies Inc *	1,474	270
Badger Meter Inc	775	114
Belden Inc	155	15
Benchmark Electronics Inc	1,447	37
Bentley Systems Inc, Cl B	1,422	77
BigCommerce Holdings Inc *	3,803	38
BILL Holdings Inc *	185	22
Black Knight Inc *	1,569	94
Blackbaud Inc *	629	45
Blackline Inc *	185	10
Box Inc, Cl A *	539	16
Broadcom Inc	4,787	4,152
Cadence Design Systems Inc *	2,312	542
CDW Corp/DE	806	148
Cerence Inc *	493	14
Ciena Corp *	1,223	52
Cirrus Logic Inc *	640	52
Cisco Systems Inc	73,689	3,813
Cloudflare Inc, Cl A *	1,522	99
Cognex Corp	203	11
Cognizant Technology Solutions Corp, Cl A	8,315	543
Coherent Corp *	265	14
CommScope Holding Co Inc *	7,086	40
CommVault Systems Inc *	219	16
Consensus Cloud Solutions Inc *	180	6
Corning Inc	6,104	214
Crowdstrike Holdings Inc, Cl A *	80	12
CTS Corp	301	13
Datadog Inc, Cl A *	1,589	156
Digital Turbine Inc *	4,674	43
DocuSign Inc, Cl A *	1,618	83
Dolby Laboratories Inc, Cl A	731	61
Domo Inc, Cl B *	297	4
Dropbox Inc, Cl A *	2,914	78
Dynatrace Inc *	465	24
Ebix Inc	299	8
Elastic NV *	183	12

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Enphase Energy Inc *	60	$10
Envestnet Inc *	717	43
EPAM Systems Inc *	121	27
Extreme Networks Inc *	6,878	179
F5 Inc *	578	85
Fair Isaac Corp *	16	13
Fastly Inc, Cl A *	905	14
First Solar Inc *	3,538	673
Five9 Inc *	93	8
FormFactor Inc *	353	12
Fortinet Inc *	4,535	343
Gartner Inc *	326	114
Gen Digital Inc	4,737	88
Globant SA *	271	49
GoDaddy Inc, Cl A *	1,102	83
Guidewire Software Inc *	109	8
Hackett Group Inc/The	3,129	70
HubSpot Inc *	322	171
Infinera Corp *	6,579	32
Insight Enterprises Inc *	132	19
Intel Corp	51,878	1,735
InterDigital Inc	917	89
International Business Machines Corp	13,123	1,756
Intuit Inc	3,714	1,702
IPG Photonics Corp *	558	76
Itron Inc *	588	42
Jabil Inc	3,162	341
Juniper Networks Inc	7,826	245
Keysight Technologies Inc *	8,514	1,426
Kimball Electronics Inc *	2,142	59
KLA Corp	1,904	923
Knowles Corp *	2,314	42
Kulicke & Soffa Industries Inc	764	45
Kyndryl Holdings Inc *	2,624	35
Lam Research Corp	2,584	1,661
Lattice Semiconductor Corp *	369	35
Littelfuse Inc	60	17
Lumentum Holdings Inc *	660	37
Manhattan Associates Inc *	1,278	255
Marathon Digital Holdings Inc *	3,468	48
Marvell Technology Inc	7,143	427
Matterport Inc *	11,962	38
Microchip Technology Inc	1,268	114
Micron Technology Inc	11,221	708
Microsoft Corp	95,357	32,473
MicroStrategy Inc, Cl A *	69	24
MicroVision Inc *	2,858	13
MKS Instruments Inc	103	11
MongoDB Inc, Cl A *	574	236
Monolithic Power Systems Inc	64	35
N-able Inc *	317	5
National Instruments Corp	2,353	135

New Covenant Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
NCR Corp *	334	$8
NetApp Inc	2,936	224
NetScout Systems Inc *	2,073	64
New Relic Inc *	952	62
Novanta Inc *	98	18
Nutanix Inc, Cl A *	359	10
NVIDIA Corp	32,100	13,579
Okta Inc, Cl A *	812	56
ON Semiconductor Corp *	9,649	913
Oracle Corp	24,339	2,899
OSI Systems Inc *	497	59
PagerDuty Inc *	1,821	41
Palantir Technologies Inc, Cl A *	12,031	184
Palo Alto Networks Inc *	2,616	668
Pegasystems Inc	150	7
Perficient Inc *	181	15
Plexus Corp *	589	58
Power Integrations Inc	196	19
Procore Technologies Inc *	1,013	66
Progress Software Corp	1,206	70
PROS Holdings Inc *	818	25
PTC Inc *	677	96
Pure Storage Inc, Cl A *	685	25
Qorvo Inc *	100	10
QUALCOMM Inc	17,833	2,123
Qualys Inc *	591	76
Rambus Inc *	3,633	233
Rapid7 Inc *	393	18
RingCentral Inc, Cl A *	699	23
Riot Platforms Inc *	3,379	40
Rogers Corp *	392	63
Roper Technologies Inc	187	90
Salesforce Inc *	16,945	3,580
Sanmina Corp *	189	11
ScanSource Inc *	1,292	38
Semtech Corp *	1,000	25
ServiceNow Inc *	2,243	1,261
Silicon Laboratories Inc *	437	69
Skyworks Solutions Inc	308	34
Smartsheet Inc, Cl A *	266	10
Snowflake Inc, Cl A *	3,330	586
SolarWinds Corp *	317	3
Splunk Inc *	1,357	144
SPS Commerce Inc *	152	29
Synaptics Inc *	142	12
Synopsys Inc *	1,235	538
TD SYNNEX Corp	387	36
Teledyne Technologies Inc *	31	13
Teradata Corp *	4,437	237
Teradyne Inc	4,784	533
Texas Instruments Inc	10,356	1,864
Trimble Inc *	2,035	108

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
TTM Technologies Inc *	3,386	$47
Tucows Inc, Cl A *	170	5
Twilio Inc, Cl A *	2,168	138
Tyler Technologies Inc *	393	164
Ubiquiti Inc	48	8
UiPath Inc, Cl A *	4,174	69
Unisys Corp *	689	3
Unity Software Inc *	2,638	115
Universal Display Corp	2,553	368
Varonis Systems Inc, Cl B *	327	9
Verint Systems Inc *	947	33
VeriSign Inc *	802	181
ViaSat Inc *	693	29
Viavi Solutions Inc *	3,355	38
VMware Inc, Cl A *	3,153	453
Western Digital Corp *	2,423	92
Wolfspeed Inc *	248	14
Workday Inc, Cl A *	2,079	470
Workiva Inc, Cl A *	1,224	124
Xerox Holdings Corp	4,697	70
Xperi Inc *	940	12
Zebra Technologies Corp, Cl A *	438	130
Zoom Video Communications Inc, Cl A *	2,001	136
Zscaler Inc *	786	115

		145,081
Materials — 2.5%
AdvanSix Inc	1,143	40
Air Products and Chemicals Inc	4,688	1,404
Albemarle Corp	752	168
Alcoa Corp	5,657	192
Amcor PLC	4,821	48
AptarGroup Inc	1,944	225
Arconic Corp *	1,844	55
Ashland Inc	152	13
ATI Inc *	2,362	105
Avery Dennison Corp	88	15
Avient Corp	1,216	50
Axalta Coating Systems Ltd *	7,963	261
Balchem Corp	107	14
Ball Corp	15,648	911
Berry Global Group Inc	3,314	213
Cabot Corp	238	16
Carpenter Technology Corp	1,006	56
Celanese Corp, Cl A	93	11
CF Industries Holdings Inc	1,865	129
Chemours Co/The	2,832	105
Cleveland-Cliffs Inc *	11,888	199
Coeur Mining Inc *	6,945	20
Commercial Metals Co	1,211	64
Compass Minerals International Inc	851	29
Constellium SE, Cl A *	4,520	78
Corteva Inc	885	51

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Crown Holdings Inc	6,925	$602
Dow Inc	6,392	340
DuPont de Nemours Inc	3,212	229
Eagle Materials Inc	126	24
Eastman Chemical Co	9,101	762
Ecolab Inc	2,293	428
FMC Corp	2,400	250
Freeport-McMoRan Inc	27,003	1,080
Graphic Packaging Holding Co	681	16
Greif Inc, Cl A	1,122	77
HB Fuller Co	158	11
Huntsman Corp	475	13
Ingevity Corp *	563	33
Innospec Inc	499	50
International Flavors & Fragrances Inc	2,307	184
International Paper Co	360	11
Knife River *	96	4
Livent Corp *	5,807	159
Louisiana-Pacific Corp	1,740	130
LyondellBasell Industries NV, Cl A	2,182	200
Martin Marietta Materials Inc	397	183
Minerals Technologies Inc	182	11
Mosaic Co/The	3,590	126
Newmont Corp	21,956	937
Novagold Resources Inc *	1,266	5
Nucor Corp	1,828	300
Packaging Corp of America	101	13
PPG Industries Inc	2,274	337
Quaker Chemical Corp	55	11
Reliance Steel & Aluminum Co	412	112
Royal Gold Inc	512	59
Schnitzer Steel Industries Inc, Cl A	1,418	43
Scotts Miracle-Gro Co/The	163	10
Sealed Air Corp	293	12
Sensient Technologies Corp	161	11
Sherwin-Williams Co/The	4,705	1,249
Sonoco Products Co	185	11
Southern Copper Corp	272	20
Steel Dynamics Inc	2,648	288
Stepan Co	138	13
Summit Materials Inc, Cl A *	447	17
Sylvamo Corp	32	1
TriMas Corp	1,583	44
Trinseo PLC	1,345	17
Tronox Holdings PLC	4,385	56
United States Lime & Minerals Inc	98	20
United States Steel Corp	3,709	93
Vulcan Materials Co	665	150
Warrior Met Coal Inc	969	38
Westlake Corp	137	16
Westrock Co	336	10

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Worthington Industries Inc	223	$16

		13,304
Real Estate — 2.9%
Acadia Realty Trust ‡	1,946	28
Agree Realty Corp ‡	736	48
Alexander & Baldwin Inc ‡	2,342	44
Alexandria Real Estate Equities Inc ‡	1,497	170
American Homes 4 Rent, Cl A ‡	375	13
American Tower Corp, Cl A ‡	5,189	1,006
Anywhere Real Estate Inc *	4,621	31
Apartment Income Corp ‡	304	11
Apartment Investment and Management Co, Cl A ‡	1,711	15
Apple Hospitality Inc ‡	718	11
AvalonBay Communities Inc ‡	3,261	617
Boston Properties Inc ‡	1,468	85
Brandywine Realty Trust ‡	14,492	67
Brixmor Property Group Inc ‡	4,703	103
Camden Property Trust ‡	125	14
CareTrust Inc ‡	2,438	48
CBRE Group Inc, Cl A *	17,256	1,393
Community Healthcare Trust Inc ‡	1,136	38
Corporate Office Properties Trust ‡	7,752	184
CoStar Group Inc *	3,260	290
Cousins Properties Inc ‡	289	7
Crown Castle Inc ‡	4,174	476
CubeSmart ‡	377	17
DiamondRock Hospitality Co ‡	4,575	37
Digital Realty Trust Inc ‡	2,674	304
Douglas Emmett Inc ‡	448	6
EastGroup Properties Inc ‡	306	53
Elme Communities ‡	1,705	28
Empire State Realty Trust Inc, Cl A ‡	5,592	42
EPR Properties ‡	735	34
Equinix Inc ‡	1,035	811
Equity Commonwealth ‡	846	17
Equity LifeStyle Properties Inc ‡	167	11
Equity Residential ‡	3,485	230
Essential Properties Realty Trust Inc ‡	2,028	48
Essex Property Trust Inc ‡	454	106
Extra Space Storage Inc ‡	811	121
Federal Realty Investment Trust ‡	114	11
First Industrial Realty Trust Inc ‡	263	14
Four Corners Property Trust Inc ‡	1,848	47
Gaming and Leisure Properties Inc ‡	283	14
Global Net Lease Inc ‡	2,484	26
Healthcare Realty Trust Inc, Cl A ‡	392	7
Healthpeak Properties Inc ‡	9,384	189
Highwoods Properties Inc ‡	247	6
Host Hotels & Resorts Inc ‡	17,568	296
Howard Hughes Corp/The *	795	63
Hudson Pacific Properties Inc ‡	2,475	10

New Covenant Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Innovative Industrial Properties Inc, Cl A ‡	59	$4
Invitation Homes Inc ‡	1,509	52
Iron Mountain Inc ‡	5,996	341
JBG SMITH Properties ‡	2,065	31
Jones Lang LaSalle Inc *	1,270	198
Kilroy Realty Corp ‡	4,516	136
Kimco Realty Corp ‡	5,716	113
Kite Realty Group Trust ‡	3,286	73
Lamar Advertising Co, Cl A ‡	1,059	105
Life Storage Inc ‡	165	22
LTC Properties Inc ‡	1,142	38
LXP Industrial Trust ‡	966	9
Macerich Co/The ‡	5,508	62
Marcus & Millichap Inc	1,380	43
Medical Properties Trust Inc ‡	2,513	23
Mid-America Apartment Communities Inc ‡	318	48
National Health Investors Inc ‡	635	33
Newmark Group Inc, Cl A	3,753	23
Office Properties Income Trust ‡	1,618	12
Omega Healthcare Investors Inc ‡	1,229	38
Orion Office Inc ‡	124	1
Outfront Media Inc ‡	1,951	31
Paramount Group Inc ‡	5,922	26
Park Hotels & Resorts Inc ‡	1,996	26
Pebblebrook Hotel Trust ‡	1,899	26
Physicians Realty Trust ‡	2,753	39
Piedmont Office Realty Trust Inc, Cl A ‡	2,333	17
PotlatchDeltic Corp ‡	231	12
Prologis Inc ‡	19,306	2,368
Public Storage ‡	1,303	380
Rayonier Inc ‡	1,593	50
RE/MAX Holdings Inc, Cl A	1,292	25
Realty Income Corp ‡	4,725	283
Redfin Corp *	458	6
Regency Centers Corp ‡	19,332	1,194
Rexford Industrial Realty Inc ‡	241	13
RLJ Lodging Trust ‡	2,849	29
RMR Group Inc/The, Cl A	1,095	25
RPT Realty ‡	3,429	36
Ryman Hospitality Properties Inc ‡	577	54
Safehold Inc ‡	968	23
SBA Communications Corp, Cl A ‡	684	159
Service Properties Trust ‡	483	4
Simon Property Group Inc ‡	3,706	428
SITE Centers Corp ‡	3,734	49
SL Green Realty Corp ‡	2,468	74
Spirit Realty Capital Inc ‡	237	9
St Joe Co/The	460	22
STAG Industrial Inc ‡	359	13
Star Holdings *‡	480	7
Summit Hotel Properties Inc ‡	4,173	27
Sun Communities Inc ‡	272	35

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Tanger Factory Outlet Centers Inc ‡	647	$14
UDR Inc ‡	250	11
Uniti Group Inc ‡	1,247	6
Urban Edge Properties ‡	2,679	41
Ventas Inc ‡	3,279	155
VICI Properties Inc, Cl A ‡	5,265	165
Vornado Realty Trust ‡	2,903	53
Welltower Inc ‡	4,270	345
Weyerhaeuser Co ‡	17,005	570
WP Carey Inc ‡	149	10
Xenia Hotels & Resorts Inc ‡	2,347	29
Zillow Group Inc, Cl C *	1,112	56

		15,597
Utilities — 2.0%
AES Corp/The	5,282	109
ALLETE Inc	620	36
Alliant Energy Corp	213	11
Ameren Corp	141	11
American Electric Power Co Inc	5,930	499
American States Water Co	580	50
American Water Works Co Inc	2,717	388
Atmos Energy Corp	461	54
Avangrid Inc	1,720	65
CenterPoint Energy Inc	434	13
Clearway Energy Inc, Cl A	1,758	47
Clearway Energy Inc, Cl C	456	13
CMS Energy Corp	20,708	1,217
Consolidated Edison Inc	6,234	564
Constellation Energy Corp	631	58
Dominion Energy Inc	10,171	527
DTE Energy Co	876	96
Duke Energy Corp	11,833	1,062
Edison International	3,288	228
Entergy Corp	2,276	222
Essential Utilities Inc	331	13
Evergy Inc	180	11
Exelon Corp	11,090	452
FirstEnergy Corp	1,531	60
Hawaiian Electric Industries Inc	249	9
IDACORP Inc	108	11
MGE Energy Inc	631	50
National Fuel Gas Co	223	11
New Jersey Resources Corp	1,111	52
NextEra Energy Inc	27,072	2,009
NiSource Inc	419	11
Northwest Natural Holding Co	699	30
NRG Energy Inc	323	12
OGE Energy Corp	261	9
Ormat Technologies Inc	644	52
PG&E Corp *	692	12
Pinnacle West Capital Corp	2,640	215
PNM Resources Inc	975	44

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Portland General Electric Co	894	$42
PPL Corp	2,577	68
Public Service Enterprise Group Inc	210	13
Sempra Energy	3,093	450
SJW Group	716	50
Southern Co/The	6,656	468
Sunnova Energy International Inc *	810	15
UGI Corp	253	7
Vistra Corp	2,088	55
WEC Energy Group Inc	2,560	226
Xcel Energy Inc	21,147	1,315

		11,042
Total Common Stock
(Cost $274,993) ($ Thousands)		530,190

FOREIGN COMMON STOCK†† — 1.0%

Ireland — 0.7%
Ardmore Shipping Corp	5,335	66
Cimpress PLC *	398	24
Jazz Pharmaceuticals PLC *	616	76
Linde PLC	4,706	1,793
Medtronic PLC	19,976	1,760
Perrigo Co PLC	211	7

		3,726

United Kingdom — 0.3%
Alkermes PLC *	2,433	76
Cushman & Wakefield PLC *	2,593	21
Gates Industrial Corp PLC *	886	12
Johnson Controls International PLC	8,308	566
nVent Electric PLC	457	24
Sensata Technologies Holding PLC	4,273	192
STERIS PLC	1,716	386
Trane Technologies PLC	1,779	341

		1,618

Total Foreign Common Stock
(Cost $4,112) ($ Thousands)		5,344

	Number of Rights
RIGHTS — 0.0%
Abiomed Inc *‡‡	332	–
Total Rights
(Cost $—) ($ Thousands)		–

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.5%
SEI Daily Income Trust, Government Fund, Institutional Class
4.880%**†	2,866,682	$2,867

Total Cash Equivalent
(Cost $2,867) ($ Thousands)		2,867

Total Investments in Securities — 99.7%
(Cost $281,972) ($ Thousands)		$538,401

New Covenant Funds

A list of the open futures contracts held by the Fund at June 30, 2023 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation(Thousands)
Long Contracts
Russell 2000 Index E-MINI	4	Sep-2023	$374	$381	$7
S&P 500 Index E-MINI	12	Sep-2023	2,654	2,693	39
			$3,028	$3,074	$46

Percentages are based on Net Assets of $540,035 ($ Thousands).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
†	Investment in Affiliated Security (see Note 3).
‡	Real Estate Investment Trust.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of June 30, 2023.
‡‡	Expiration date not available.

The following is a summary of the level of inputs used as of June 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)		Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	530,190		–	–	530,190
Foreign Common Stock	5,344		–	–	5,344
Rights	–	^	–	–	–	^
Cash Equivalent	2,867		–	–	2,867
Total Investments in Securities	538,401		–	–	538,401

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	46	–	–	46
Total Other Financial Instruments	46	–	–	46

^	This category includes securities with a value of $—.

*	Futures contracts are valued at the unrealized appreciation on the instrument.

The following is a summary of the Fund’s transactions with affiliates for the year ended June 30, 2023 ($ Thousands):

Security Description	Value 6/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 6/30/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$17,346	$36,701	$(51,180)	$—	$—	$2,867	$175	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund

† Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 44.5%
Agency Mortgage-Backed Obligations — 37.4%
FHLMC
6.500%, 12/01/2035 to 05/01/2053	$539	$553
6.000%, 03/01/2035 to 03/01/2053	763	786
5.500%, 12/01/2036 to 05/01/2053	1,501	1,504
5.000%, 04/01/2024 to 04/01/2053	1,253	1,244
4.500%, 06/01/2038 to 12/01/2052	3,379	3,305
4.278%, ICE LIBOR USD 12 Month + 1.598%, 06/01/2047(A)	338	335
4.118%, ICE LIBOR USD 12 Month + 1.625%, 10/01/2046(A)	511	509
4.000%, 07/01/2037 to 02/01/2053	2,772	2,648
3.500%, 04/01/2033 to 06/01/2052	2,865	2,649
3.098%, ICE LIBOR USD 12 Month + 1.621%, 02/01/2050(A)	115	109
3.005%, ICE LIBOR USD 12 Month + 1.628%, 11/01/2048(A)	361	338
3.000%, 09/01/2032 to 11/01/2051	3,747	3,352
2.872%, ICE LIBOR USD 12 Month + 1.619%, 11/01/2047(A)	114	108
2.500%, 08/01/2030 to 04/01/2052	9,015	7,807
2.000%, 10/01/2041 to 03/01/2052	5,731	4,742
1.500%, 11/01/2040 to 02/01/2051	1,462	1,184
FHLMC CMO, Ser 2011-3947, Cl SG, IO
0.757%, 10/15/2041(A)	71	6
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	32	1

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	$70	$2
FHLMC CMO, Ser 2012-4099, Cl ST, IO
0.807%, 08/15/2042(A)	44	4
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	47	7
FHLMC CMO, Ser 2013-4203, Cl PS, IO
1.057%, 09/15/2042(A)	67	5
FHLMC CMO, Ser 2014-4310, Cl SA, IO
0.757%, 02/15/2044(A)	18	2
FHLMC CMO, Ser 2014-4335, Cl SW, IO
0.807%, 05/15/2044(A)	38	3
FHLMC CMO, Ser 2014-4415, Cl IO, IO
0.000%, 04/15/2041(A)(B)	18	1
FHLMC Multifamily Structured Pass Through Certificates, Ser 157, Cl A2
4.200%, 05/25/2033	200	196
FHLMC Multifamily Structured Pass Through Certificates, Ser K109, Cl A2
1.558%, 04/25/2030	100	83
FHLMC Multifamily Structured Pass Through Certificates, Ser K143, Cl A2
2.350%, 03/25/2032	100	85
FHLMC Multifamily Structured Pass Through Certificates, Ser K149, Cl A2
3.530%, 08/25/2032	200	186
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1515, Cl X1, IO
1.636%, 02/25/2035(A)	2,286	263
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1516, Cl X1, IO
1.629%, 05/25/2035(A)	844	99
FHLMC Multifamily Structured Pass-Through Certificates, Ser K118, Cl X1, IO
1.051%, 09/25/2030(A)	5,708	306
FHLMC Multifamily Structured Pass-Through Certificates, Ser K-1517, Cl X1, IO
1.436%, 07/25/2035(A)	235	25
FHLMC Multifamily Structured Pass-Through Certificates, Ser K740, Cl X1, IO
0.833%, 09/25/2027(A)	7,893	205
FHLMC Multifamily Structured Pass-Through Certificates, Ser KG06, Cl X1, IO
0.626%, 10/25/2031(A)	6,494	222
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
6.567%, SOFR30A + 1.500%, 10/25/2041(A)(C)	230	224
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1B
6.917%, SOFR30A + 1.850%, 01/25/2042(A)(C)	420	406

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M1A
6.367%, SOFR30A + 1.300%, 02/25/2042(A)(C)	$164	$164
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
7.267%, SOFR30A + 2.200%, 05/25/2042(A)(C)	248	249
FHLMC, Ser 2014-334, Cl S7, IO
0.907%, 08/15/2044(A)	21	2
FHLMC, Ser 2014-4391, Cl MZ
3.000%, 09/15/2044	130	112
FHLMC, Ser 2016-353, Cl S1, IO
0.807%, 12/15/2046(A)	65	6
FHLMC, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	29	25
FHLMC, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	241	38
FHLMC, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	267	39
FHLMC, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	81	12
FHLMC, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	84	11
FHLMC, Ser 2021-5071, Cl IH, IO
2.500%, 02/25/2051	502	68
FHLMC, Ser 2022-5224, Cl HL
4.000%, 04/25/2052	300	275
FNMA
7.000%, 11/01/2037 to 11/01/2038	12	12
6.500%, 01/01/2038 to 02/01/2053	382	395
6.000%, 07/01/2041 to 05/01/2053	292	299
5.500%, 02/01/2035 to 05/01/2053	1,714	1,718
5.000%, 11/01/2025 to 04/01/2053	3,280	3,265
4.680%, 07/01/2033	100	101
4.510%, 08/01/2033	400	403
4.500%, 02/01/2035 to 08/01/2058	6,554	6,402
4.393%, 01/01/2036(A)	20	19
4.310%, 02/01/2030	100	98
4.246%, ICE LIBOR USD 12 Month + 1.700%, 03/01/2036(A)	17	17
4.190%, ICE LIBOR USD 12 Month + 1.423%, 05/01/2043(A)	123	120
4.000%, 06/01/2025 to 06/01/2057	8,894	8,492
3.560%, 07/01/2032	100	93
3.500%, 04/01/2033 to 03/01/2057	9,505	8,808
3.450%, 03/01/2029	57	54
3.250%, 05/01/2029	77	72
3.000%, 07/01/2035 to 06/01/2052	10,661	9,567
2.930%, 06/01/2030	94	87
2.500%, 03/01/2035 to 09/01/2061	16,247	14,064
2.149%, 02/01/2032(A)	299	249

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
2.000%, 07/01/2031 to 04/01/2052	$12,463	$10,392
1.500%, 01/01/2051 to 03/01/2051	400	310
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	280	278
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	105	4
FNMA CMO, Ser 2014-47, Cl AI, IO
0.000%, 08/25/2044(A)(B)	102	4
FNMA CMO, Ser 2015-55, Cl IO, IO
0.000%, 08/25/2055(A)(B)	12	–
FNMA CMO, Ser 2015-56, Cl AS, IO
1.000%, 08/25/2045(A)	30	3
FNMA Interest, Ser 2012-409, Cl C18, IO
4.000%, 04/25/2042	8	1
FNMA TBA
6.500%, 07/15/2053	100	102
6.000%, 07/15/2053	100	101
5.000%, 07/15/2053	300	294
4.000%, 07/15/2053	600	563
3.500%, 07/15/2053	800	729
3.000%, 07/15/2053	1,400	1,232
2.500%, 07/15/2053	600	509
2.000%, 07/15/2053	100	81
FNMA, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	79	81
FNMA, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	2	–
FNMA, Ser 2012-118, Cl VZ
3.000%, 11/25/2042	136	123
FNMA, Ser 2013-124, Cl SB, IO
0.800%, 12/25/2043(A)	21	2
FNMA, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	1	–
FNMA, Ser 2013-54, Cl BS, IO
1.000%, 06/25/2043(A)	18	2
FNMA, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	29	2
FNMA, Ser 2014-6, Cl Z
2.500%, 02/25/2044	127	105
FNMA, Ser 2017-76, Cl SB, IO
0.950%, 10/25/2057(A)	120	13
FNMA, Ser 2017-85, Cl SC, IO
1.050%, 11/25/2047(A)	59	5
FNMA, Ser 2018-74, Cl AB
3.500%, 10/25/2048	69	64
FNMA, Ser 2019-M19, Cl A2
2.560%, 09/25/2029	79	71
FNMA, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	106	64
FNMA, Ser 2020-56, Cl AQ
2.000%, 08/25/2050	200	154

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	$78	$12
FNMA, Ser 2020-57, Cl TA
2.000%, 04/25/2050	103	88
FNMA, Ser 2020-96, Cl IN, IO
3.000%, 01/25/2051	719	114
FNMA, Ser 2021-1, Cl IG, IO
2.500%, 02/25/2051	428	70
FNMA, Ser 2021-61, Cl KI, IO
2.500%, 04/25/2049	537	73
FRESB Mortgage Trust, Ser 2018-SB48, Cl A10F
3.370%, 02/25/2028(A)	408	379
FRESB Mortgage Trust, Ser 2019-SB58, Cl A10F
3.610%, 10/25/2028(A)	568	535
GNMA
6.000%, 03/20/2053	99	100
5.500%, 02/20/2037 to 02/20/2053	354	355
5.000%, 12/20/2038 to 05/20/2053	1,466	1,460
4.600%, 09/15/2034	911	898
4.500%, 05/20/2040 to 09/20/2052	2,701	2,645
4.000%, 01/15/2041 to 06/20/2052	2,153	2,065
3.500%, 06/20/2044 to 12/20/2052	2,263	2,103
3.000%, 09/15/2042 to 12/20/2052	3,151	2,823
2.500%, 02/20/2027 to 02/20/2053	6,224	5,391
2.000%, 12/20/2050 to 01/20/2052	1,528	1,285
GNMA CMO, Ser 2012-34, Cl SA, IO
0.904%, 03/20/2042(A)	17	2
GNMA CMO, Ser 2012-H18, Cl NA
5.614%, ICE LIBOR USD 1 Month + 0.520%, 08/20/2062(A)	50	50
GNMA CMO, Ser 2012-H30, Cl GA
5.444%, ICE LIBOR USD 1 Month + 0.350%, 12/20/2062(A)	208	207
GNMA CMO, Ser 2013-85, Cl IA, IO
0.523%, 03/16/2047(A)	299	2
GNMA CMO, Ser 2013-95, Cl IO, IO
0.420%, 04/16/2047(A)	736	6
GNMA CMO, Ser 2013-H01, Cl TA
4.694%, ICE LIBOR USD 1 Month + 0.500%, 01/20/2063(A)	1	1
GNMA CMO, Ser 2013-H08, Cl BF
5.494%, ICE LIBOR USD 1 Month + 0.400%, 03/20/2063(A)	232	229
GNMA CMO, Ser 2014-105, Cl IO, IO
0.123%, 06/16/2054(A)	61	–
GNMA CMO, Ser 2014-186, Cl IO, IO
0.373%, 08/16/2054(A)	205	2
GNMA CMO, Ser 2015-H20, Cl FA
5.564%, ICE LIBOR USD 1 Month + 0.470%, 08/20/2065(A)	177	175

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA TBA
6.000%, 07/01/2034	$100	$101
5.000%, 07/01/2039	100	98
4.500%, 07/15/2039	200	193
4.000%, 07/01/2039	100	94
3.500%, 07/15/2041	600	554
2.500%, 07/15/2053	300	260
2.000%, 07/15/2053	200	168
GNMA, Ser 103, Cl AD
1.450%, 01/16/2063	117	90
GNMA, Ser 113, Cl Z
2.000%, 09/16/2061	2,244	1,439
GNMA, Ser 2013-107, Cl AD
2.841%, 11/16/2047(A)	38	34
GNMA, Ser 2013-H21, Cl FB
5.794%, ICE LIBOR USD 1 Month + 0.700%, 09/20/2063(A)	133	132
GNMA, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	45	8
GNMA, Ser 2018-168, Cl PA
4.000%, 08/20/2048	45	43
GNMA, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	78	11
GNMA, Ser 2020-127, Cl IN, IO
2.500%, 08/20/2050	77	10
GNMA, Ser 2020-129, Cl IE, IO
2.500%, 09/20/2050	79	11
GNMA, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	160	21
GNMA, Ser 2020-175, Cl GI, IO
2.000%, 11/20/2050	304	33
GNMA, Ser 2020-181, Cl WI, IO
2.000%, 12/20/2050	379	40
GNMA, Ser 2020-H04, Cl FP
4.938%, ICE LIBOR USD 1 Month + 0.500%, 06/20/2069(A)	119	118
GNMA, Ser 2020-H09, Cl FL
4.855%, ICE LIBOR USD 1 Month + 1.150%, 05/20/2070(A)	62	62
GNMA, Ser 2020-H13, Cl FA
4.423%, ICE LIBOR USD 1 Month + 0.450%, 07/20/2070(A)	389	375
GNMA, Ser 2020-H13, Cl FM
5.494%, ICE LIBOR USD 1 Month + 0.400%, 08/20/2070(A)	187	185
GNMA, Ser 2021-176, Cl IN, IO
2.500%, 10/20/2051	1,068	138
GNMA, Ser 2021-188, Cl PA
2.000%, 10/20/2051	222	186
GNMA, Ser 2021-57, Cl BI, IO
3.000%, 03/20/2051	1,377	201

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2021-96, Cl VI, IO
2.500%, 06/20/2051	$1,241	$163
GNMA, Ser 2022-189, Cl PT
2.500%, 10/20/2051	193	161
GNMA, Ser 220, Cl E
3.000%, 10/16/2064(A)	100	75
GNMA, Ser 3, Cl IO, IO
0.640%, 02/16/2061(A)	974	48
GNMA, Ser 82, Cl Z
2.000%, 02/16/2064	204	125

		130,376
Non-Agency Mortgage-Backed Obligations — 7.1%
280 Park Avenue Mortgage Trust, Ser 2017-280P, Cl A
6.062%, ICE LIBOR USD 1 Month + 0.880%, 09/15/2034(A)(C)	130	126
Atrium Hotel Portfolio Trust, Ser 2017-ATRM, Cl C
7.093%, ICE LIBOR USD 1 Month + 1.650%, 12/15/2036(A)(C)	410	382
Benchmark Mortgage Trust, Ser 2021-B26, Cl A3
2.391%, 06/15/2054	604	516
BPR Trust, Ser TY, Cl B
6.343%, ICE LIBOR USD 1 Month + 1.150%, 09/15/2038(A)(C)	370	344
BRAVO Residential Funding Trust, Ser 2021-NQM2, Cl A1
0.970%, 03/25/2060(A)(C)	27	25
BRAVO Residential Funding Trust, Ser 2022-NQM3, Cl A1
5.108%, 07/25/2062(A)(C)	345	332
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
6.182%, ICE LIBOR USD 1 Month + 0.920%, 10/15/2036(A)(C)	808	802
BX Commercial Mortgage Trust, Ser AHP, Cl A
6.137%, TSFR1M + 0.990%, 01/17/2039(A)(C)	630	612
BX Commercial Mortgage Trust, Ser LP2, Cl A
6.160%, TSFR1M + 1.013%, 02/15/2039(A)(C)	381	369
BX Commercial Mortgage Trust, Ser VOLT, Cl A
5.893%, ICE LIBOR USD 1 Month + 0.700%, 09/15/2036(A)(C)	635	614
BX Trust, Ser CLS, Cl A
5.760%, 10/13/2027(C)	534	514

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Trust, Ser LBA6, Cl A
6.147%, TSFR1M + 1.000%, 01/15/2039(A)(C)	$110	$107
CAMB Commercial Mortgage Trust, Ser LIFE, Cl A
6.263%, ICE LIBOR USD 1 Month + 1.070%, 12/15/2037(A)(C)	110	109
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035(C)	183	170
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	100	95
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AAB
3.512%, 12/10/2049	576	551
COLT Mortgage Loan Trust, Ser 2022-2, Cl A1
2.994%, 02/25/2067(C)(D)	82	72
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	20	18
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.201%, 10/10/2046(A)	10	5
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046(A)	20	15
Connecticut Avenue Securities Trust, Ser 2021-R03, Cl 1M2
6.717%, SOFR30A + 1.650%, 12/25/2041(A)(C)	440	426
Credit Suisse Mortgage Trust, Ser 2019-NQM1, Cl A3
3.064%, 10/25/2059(C)(D)	141	135
CSMC Trust, Ser 2014-USA, Cl B
4.185%, 09/15/2037(C)	470	378
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(A)(C)	279	247
CSMC Trust, Ser 2021-NQM3, Cl A3
1.632%, 04/25/2066(A)(C)	158	129
CSMC Trust, Ser 2021-NQM5, Cl A1
0.938%, 05/25/2066(A)(C)	128	99
CSMC Trust, Ser 2021-NQM7, Cl A1
1.756%, 10/25/2066(A)(C)	103	85
CSMC Trust, Ser 2021-RPL3, Cl M3
3.910%, 01/25/2060(A)(C)	120	84
CSMC Trust, Ser 2021-RPL6, Cl A1
2.000%, 10/25/2060(A)(C)	131	113
CSMC Trust, Ser 2022-NQM1, Cl A1
2.265%, 11/25/2066(A)(C)	367	311
Deephaven Residential Mortgage Trust, Ser 2022-1, Cl A1
2.205%, 01/25/2067(A)(C)	287	251

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Ellington Financial Mortgage Trust, Ser 2021-2, Cl A1
0.931%, 06/25/2066(A)(C)	$287	$227
Ellington Financial Mortgage Trust, Ser 2022-1, Cl A1
2.206%, 01/25/2067(A)(C)	96	80
GS Mortgage Securities II, Ser 2018-SRP5, Cl A
6.993%, ICE LIBOR USD 1 Month + 1.800%, 09/15/2031(A)(C)	556	456
GS Mortgage Securities II, Ser 2018-SRP5, Cl B
8.193%, ICE LIBOR USD 1 Month + 3.000%, 09/15/2031(A)(C)	386	204
GS Mortgage Securities Trust, Ser 2014-GC24, Cl A5
3.931%, 09/10/2047	419	404
GS Mortgage Securities Trust, Ser 2015-GC30, Cl A3
3.119%, 05/10/2050	951	900
GS Mortgage Securities Trust, Ser 2019-GC39, Cl A2
3.457%, 05/10/2052	466	455
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057(C)	134	126
GS Mortgage-Backed Securities Trust, Ser 2020-INV1, Cl A14
2.927%, 10/25/2050(A)(C)	262	220
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1B
5.897%, ICE LIBOR USD 1 Month + 0.740%, 06/20/2035(A)	135	123
ILPT Commercial Mortgage Trust, Ser LPF2, Cl A
7.392%, TSFR1M + 2.245%, 10/15/2039(A)(C)	230	229
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045(A)	210	204
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.048%, 01/15/2047(A)	30	27
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.698%, 09/15/2047(A)	80	65
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl A5
3.672%, 11/15/2047	578	554
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-FL7, Cl D
8.943%, ICE LIBOR USD 1 Month + 3.750%, 05/15/2028(A)(C)	115	102

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser ACB, Cl A
6.467%, SOFR30A + 1.400%, 03/15/2039(A)(C)	$300	$294
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
6.347%, 05/25/2045(A)(C)	17	17
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048(A)(C)	87	76
MAD Mortgage Trust, Ser 2017-330M, Cl A
3.294%, 08/15/2034(A)(C)	220	202
Metlife Securitization Trust, Ser 2020-INV1, Cl A2A
2.500%, 05/25/2050(A)(C)	255	208
Mill City Mortgage Loan Trust, Ser 2019-1, Cl A1
3.250%, 10/25/2069(A)(C)	166	156
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30, Ser C30, Cl A4
2.600%, 09/15/2049	471	432
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl A4
3.732%, 05/15/2048	473	449
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	510	481
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2017-C34, Cl ASB
3.354%, 11/15/2052	508	480
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
7.093%, ICE LIBOR USD 1 Month + 1.650%, 05/15/2036(A)(C)	252	244
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035(A)(C)	410	374
MTN Commercial Mortgage Trust, Ser LPFL, Cl A
6.544%, TSFR1M + 1.397%, 03/15/2039(A)(C)	410	402
Natixis Commercial Mortgage Securities Trust, Ser 2019-FAME, Cl B
3.655%, 08/15/2036(C)	410	309
New Residential Mortgage Loan Trust, Ser 2018-RPL1, Cl M2
3.500%, 12/25/2057(A)(C)	240	195
New Residential Mortgage Loan Trust, Ser 2019-4A, Cl A1B
3.500%, 12/25/2058(A)(C)	154	140
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B2
4.250%, 09/25/2059(A)(C)	196	177

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059(A)(C)	$196	$178
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(A)(C)	91	82
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A3
1.516%, 11/27/2056(A)(C)	64	51
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A1
1.156%, 11/27/2056(A)(C)	99	80
New Residential Mortgage Loan Trust, Ser 2022-NQM4, Cl A1
5.000%, 06/25/2062(C)(D)	336	324
OBX Trust, Ser 2021-NQM2, Cl A3
1.563%, 05/25/2061(A)(C)	203	154
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(A)(C)	246	191
OBX Trust, Ser 2021-NQM3, Cl A1
1.054%, 07/25/2061(A)(C)	142	107
OBX Trust, Ser 2022-NQM1, Cl A1
2.305%, 11/25/2061(A)(C)	343	287
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl A1
1.957%, 10/25/2061(A)(C)	224	181
PRKCM Trust, Ser 2021-AFC1, Cl A1
1.510%, 08/25/2056(A)(C)	196	153
PRKCM Trust, Ser 2021-AFC2, Cl A1
2.071%, 11/25/2056(A)(C)	136	111
Provident Funding Mortgage Trust, Ser 2021-INV1, Cl A1
2.500%, 08/25/2051(A)(C)	540	434
Residential Mortgage Loan Trust, Ser 2019-3, Cl A2
2.941%, 09/25/2059(A)(C)	40	39
Residential Mortgage Loan Trust, Ser 2019-3, Cl A3
3.044%, 09/25/2059(A)(C)	40	38
Residential Mortgage Loan Trust, Ser 2020-2, Cl A1
1.654%, 05/25/2060(A)(C)	39	38
Seasoned Credit Risk Transfer Trust Series, Ser 2017-2, Cl MA
3.000%, 08/25/2056	191	176
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MA
3.500%, 03/25/2058	495	464
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl MA
3.500%, 07/25/2058	410	384

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	$567	$529
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl MA
3.000%, 02/25/2059	743	678
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	272	241
Seasoned Credit Risk Transfer Trust, Ser 2022-1, Cl MAU
3.250%, 11/25/2061	894	809
Sequoia Mortgage Trust, Ser 2021-1, Cl A1
2.500%, 03/25/2051(A)(C)	106	86
SG Residential Mortgage Trust, Ser 2022-1, Cl A1
3.166%, 03/27/2062(A)(C)	378	332
Shops at Crystals Trust, Ser 2016-CSTL, Cl A
3.126%, 07/05/2036(C)	100	90
SLG Office Trust, Ser 2021-OVA, Cl A
2.585%, 07/15/2041(C)	510	409
Towd Point Mortgage Trust, Ser 2019-HY2, Cl M2
7.050%, ICE LIBOR USD 1 Month + 1.900%, 05/25/2058(A)(C)	100	98
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
0.663%, 05/10/2063(A)(C)	48	–
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS3, Cl ASB
3.371%, 09/15/2057	76	73
Wells Fargo Commercial Mortgage Trust, Ser C29, Cl A4
3.637%, 06/15/2048	606	575
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl B
4.535%, 10/15/2057(A)	270	251
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.694%, 10/15/2057(A)	901	4

		24,695
Total Mortgage-Backed Securities
(Cost $169,221) ($ Thousands)		155,071

CORPORATE OBLIGATIONS — 28.3%
Communication Services — 2.4%
Alphabet
2.050%, 08/15/2050	30	19
1.900%, 08/15/2040	40	28

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.100%, 08/15/2030	$40	$32
0.450%, 08/15/2025	20	18
AT&T
4.250%, 03/01/2027	150	146
2.550%, 12/01/2033	492	386
2.300%, 06/01/2027	120	108
1.650%, 02/01/2028	400	344
Charter Communications Operating
5.050%, 03/30/2029	220	210
4.908%, 07/23/2025	490	480
4.800%, 03/01/2050	40	30
4.400%, 04/01/2033	110	97
3.750%, 02/15/2028	200	183
Comcast
4.250%, 10/15/2030	40	38
4.150%, 10/15/2028	250	242
3.950%, 10/15/2025	210	205
3.750%, 04/01/2040	20	17
3.450%, 02/01/2050	40	30
3.400%, 04/01/2030	140	129
3.300%, 04/01/2027	30	28
3.250%, 11/01/2039	30	24
3.150%, 03/01/2026	30	29
2.937%, 11/01/2056	27	18
2.800%, 01/15/2051	30	20
Fox
4.709%, 01/25/2029	30	29
Prosus MTN
3.061%, 07/13/2031 (C)	410	320
TCI Communications
7.875%, 02/15/2026	240	255
T-Mobile USA
3.875%, 04/15/2030	390	359
3.750%, 04/15/2027	20	19
3.500%, 04/15/2025	369	355
2.550%, 02/15/2031	190	158
2.050%, 02/15/2028	20	17
Verizon Communications
4.862%, 08/21/2046	40	37
4.500%, 08/10/2033	30	28
4.329%, 09/21/2028	435	419
4.125%, 08/15/2046	40	33
4.000%, 03/22/2050	40	33
3.875%, 02/08/2029	30	28
3.850%, 11/01/2042	10	8
3.000%, 03/22/2027	120	112
2.650%, 11/20/2040	300	209
2.550%, 03/21/2031	1,264	1,055
2.355%, 03/15/2032	983	791
2.100%, 03/22/2028	90	79
Walt Disney
3.350%, 03/24/2025	223	216

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Warnermedia Holdings
6.412%, 03/15/2026	$80	$80
4.279%, 03/15/2032	330	293
4.054%, 03/15/2029	447	409
3.755%, 03/15/2027	190	177

		8,380

Consumer Discretionary — 1.6%
Amazon.com
4.250%, 08/22/2057	10	9
3.450%, 04/13/2029	160	151
3.300%, 04/13/2027	140	133
3.150%, 08/22/2027	470	442
1.200%, 06/03/2027	20	18
Aptiv
3.250%, 03/01/2032	639	547
Ferguson Finance
4.500%, 10/24/2028 (C)	459	440
3.250%, 06/02/2030 (C)	851	738
General Motors
5.600%, 10/15/2032	210	203
Home Depot
3.900%, 12/06/2028	10	10
3.900%, 06/15/2047	10	9
3.350%, 04/15/2050	50	38
3.300%, 04/15/2040	40	32
2.875%, 04/15/2027	170	160
2.500%, 04/15/2027	450	417
Honda Motor
2.534%, 03/10/2027	632	582
LKQ
5.750%, 06/15/2028 (C)	682	680
Lowe's
4.500%, 04/15/2030	30	29
1.700%, 09/15/2028	80	68
McDonald's MTN
4.200%, 04/01/2050	70	61
3.800%, 04/01/2028	280	268
3.700%, 01/30/2026	10	10
3.625%, 09/01/2049	10	8
3.500%, 03/01/2027	20	19
3.500%, 07/01/2027	10	9
3.300%, 07/01/2025	50	48
1.450%, 09/01/2025	10	9
NIKE
3.375%, 03/27/2050	30	24
2.750%, 03/27/2027	40	38
2.400%, 03/27/2025	40	38
Target
2.250%, 04/15/2025	80	76

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Toyota Motor
1.339%, 03/25/2026	$210	$191

		5,505

Consumer Staples — 0.5%
Cargill
1.375%, 07/23/2023 (C)	70	70
Coca-Cola
3.375%, 03/25/2027	30	29
2.600%, 06/01/2050	10	7
1.450%, 06/01/2027	80	71
Costco Wholesale
1.600%, 04/20/2030	90	75
1.375%, 06/20/2027	120	106
Hershey
0.900%, 06/01/2025	20	18
Kimberly-Clark
3.100%, 03/26/2030	20	18
Kroger
7.700%, 06/01/2029	565	632
Mars
3.200%, 04/01/2030 (C)	30	27
2.700%, 04/01/2025 (C)	60	58
Mondelez International
1.500%, 05/04/2025	180	168
PepsiCo
3.900%, 07/18/2032	90	87
2.625%, 03/19/2027	10	9
2.250%, 03/19/2025	10	10
1.625%, 05/01/2030	70	58
Procter & Gamble
3.000%, 03/25/2030	40	37
2.800%, 03/25/2027	10	9
Walmart
1.800%, 09/22/2031	160	133

		1,622

Energy — 2.4%
Berkshire Hathaway Energy
3.700%, 07/15/2030	140	129
BP Capital Markets America
3.633%, 04/06/2030	50	46
3.410%, 02/11/2026	90	87
3.119%, 05/04/2026	170	162
Cameron LNG
2.902%, 07/15/2031 (C)	60	52
Continental Resources
5.750%, 01/15/2031 (C)	10	9
4.375%, 01/15/2028	120	113
3.800%, 06/01/2024	190	186
Coterra Energy
4.375%, 03/15/2029	300	280

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.900%, 05/15/2027	$160	$151
Devon Energy
5.850%, 12/15/2025	210	211
5.250%, 10/15/2027	64	63
5.000%, 06/15/2045	70	61
4.500%, 01/15/2030	32	30
Diamondback Energy
3.500%, 12/01/2029	50	45
3.250%, 12/01/2026	30	28
3.125%, 03/24/2031	40	34
Ecopetrol
5.375%, 06/26/2026	140	134
Energy Transfer
4.950%, 06/15/2028	10	10
4.500%, 11/01/2023	60	60
3.750%, 05/15/2030	220	198
2.900%, 05/15/2025	140	133
Enterprise Products Operating
4.800%, 02/01/2049	30	28
4.200%, 01/31/2050	10	8
4.150%, 10/16/2028	140	134
3.950%, 02/15/2027	150	145
3.950%, 01/31/2060	10	8
3.700%, 01/31/2051	80	61
3.125%, 07/31/2029	210	188
2.800%, 01/31/2030	230	201
EOG Resources
4.375%, 04/15/2030	190	186
4.150%, 01/15/2026	160	156
EQT
6.125%, 02/01/2025	56	56
3.900%, 10/01/2027	140	129
KazMunayGas National JSC
5.375%, 04/24/2030 (C)	400	371
Kinder Morgan
5.550%, 06/01/2045	20	18
4.300%, 06/01/2025	60	59
Lukoil Capital DAC
3.600%, 10/26/2031 (C)	230	176
Occidental Petroleum
5.550%, 03/15/2026	170	168
3.400%, 04/15/2026	80	74
3.200%, 08/15/2026	130	118
3.000%, 02/15/2027	130	116
0.000%, 10/10/2036 (E)	1,346	715
Oncor Electric Delivery
4.150%, 06/01/2032	300	285
Petrobras Global Finance BV
6.850%, 06/05/2115	150	130
Petroleos del Peru
4.750%, 06/19/2032 (C)	400	306

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Pioneer Natural Resources
2.150%, 01/15/2031	$70	$58
1.900%, 08/15/2030	220	178
1.125%, 01/15/2026	50	45
Reliance Industries
3.625%, 01/12/2052 (C)	250	178
Schlumberger Holdings
3.900%, 05/17/2028 (C)	456	430
Shell International Finance BV
3.250%, 05/11/2025	150	145
3.250%, 04/06/2050	110	82
2.875%, 05/10/2026	90	85
2.750%, 04/06/2030	40	36
Sinopec Group Overseas Development
4.375%, 04/10/2024 (C)	290	287
Targa Resources
5.200%, 07/01/2027	170	167
Tennessee Gas Pipeline
2.900%, 03/01/2030 (C)	160	137
Transcontinental Gas Pipe Line
3.250%, 05/15/2030	100	89
Western Midstream Operating
4.300%, 02/01/2030	20	18
3.350%, 02/01/2025	30	29
Williams
5.100%, 09/15/2045	70	63
4.900%, 01/15/2045	90	78
3.750%, 06/15/2027	390	368
3.500%, 11/15/2030	20	18

		8,549

Financials — 12.4%
American Express
4.050%, 05/03/2029	200	191
3.375%, 05/03/2024	140	137
American International Group
2.500%, 06/30/2025	26	24
Aviation Capital Group
4.125%, 08/01/2025 (C)	160	149
1.950%, 01/30/2026 (C)	567	505
Banco Santander
4.175%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 2.000%, 03/24/2028 (A)	200	187
2.746%, 05/28/2025	200	188
Bank of America
6.204%, U.S. SOFR + 1.990%, 11/10/2028 (A)	584	600
3.841%, U.S. SOFR + 1.110%, 04/25/2025 (A)	100	98
3.419%, ICE LIBOR USD 3 Month + 1.040%, 12/20/2028 (A)	234	215

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.592%, U.S. SOFR + 2.150%, 04/29/2031 (A)	$380	$319
2.572%, U.S. SOFR + 1.210%, 10/20/2032 (A)	240	195
1.734%, U.S. SOFR + 0.960%, 07/22/2027 (A)	2,006	1,791
Bank of America MTN
4.376%, U.S. SOFR + 1.580%, 04/27/2028 (A)	100	96
4.250%, 10/22/2026	10	9
4.200%, 08/26/2024	210	206
4.125%, 01/22/2024	370	367
4.100%, 07/24/2023	280	280
4.083%, ICE LIBOR USD 3 Month + 3.150%, 03/20/2051 (A)	40	33
4.000%, 04/01/2024	440	435
4.000%, 01/22/2025	80	78
3.974%, ICE LIBOR USD 3 Month + 1.210%, 02/07/2030 (A)	80	74
3.593%, ICE LIBOR USD 3 Month + 1.370%, 07/21/2028 (A)	210	195
3.500%, 04/19/2026	130	125
2.972%, U.S. SOFR + 1.330%, 02/04/2033 (A)	200	167
Bank of Montreal MTN
1.850%, 05/01/2025	130	121
Bank of New York Mellon MTN
4.289%, U.S. SOFR + 1.418%, 06/13/2033 (A)	320	303
3.300%, 08/23/2029	790	708
1.600%, 04/24/2025	40	38
Bank of Nova Scotia
1.300%, 06/11/2025	70	64
Blackstone Holdings Finance
1.600%, 03/30/2031 (C)	590	438
BNP Paribas
5.198%, ICE LIBOR USD 3 Month + 2.567%, 01/10/2030 (A)(C)	200	193
5.125%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.450%, 01/13/2029 (A)(C)	270	264
4.705%, ICE LIBOR USD 3 Month + 2.235%, 01/10/2025 (A)(C)	270	267
4.400%, 08/14/2028 (C)	200	189
2.871%, U.S. SOFR + 1.387%, 04/19/2032 (A)(C)	200	164
1.675%, U.S. SOFR + 0.912%, 06/30/2027 (A)(C)	290	256
BPCE
1.625%, 01/14/2025 (C)	1,085	1,013
Capital One Financial
4.927%, U.S. SOFR + 2.057%, 05/10/2028 (A)	30	29

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.300%, 10/30/2024	$480	$461
Carlyle Finance Subsidiary
3.500%, 09/19/2029 (C)	716	628
Charles Schwab
3.850%, 05/21/2025	110	106
Citigroup
8.125%, 07/15/2039	12	15
5.500%, 09/13/2025	450	447
5.300%, 05/06/2044	31	29
4.658%, U.S. SOFR + 1.887%, 05/24/2028 (A)	140	136
4.650%, 07/30/2045	28	25
4.450%, 09/29/2027	120	114
4.412%, U.S. SOFR + 3.914%, 03/31/2031 (A)	100	94
4.400%, 06/10/2025	160	155
4.300%, 11/20/2026	40	38
4.125%, 07/25/2028	40	38
4.075%, ICE LIBOR USD 3 Month + 1.192%, 04/23/2029 (A)	240	226
3.785%, U.S. SOFR + 1.939%, 03/17/2033 (A)	250	221
3.668%, ICE LIBOR USD 3 Month + 1.390%, 07/24/2028 (A)	340	318
3.400%, 05/01/2026	354	337
3.200%, 10/21/2026	287	269
3.106%, U.S. SOFR + 2.842%, 04/08/2026 (A)	150	143
2.572%, U.S. SOFR + 2.107%, 06/03/2031 (A)	200	167
2.520%, U.S. SOFR + 1.177%, 11/03/2032 (A)	110	89
Cooperatieve Rabobank UA
4.375%, 08/04/2025	500	483
3.649%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.220%, 04/06/2028 (A)(C)	580	537
Credit Agricole MTN
1.907%, U.S. SOFR + 1.676%, 06/16/2026 (A)(C)	250	230
Credit Suisse NY
7.950%, 01/09/2025	250	255
5.000%, 07/09/2027	530	512
4.750%, 08/09/2024	250	244
2.950%, 04/09/2025	250	235
Danske Bank
4.298%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.750%, 04/01/2028 (A)(C)	240	224
3.773%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.450%, 03/28/2025 (A)(C)	310	303

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Equitable Financial Life Global Funding
1.400%, 07/07/2025 (C)	$673	$612
GA Global Funding Trust
3.850%, 04/11/2025 (C)	1,114	1,061
Goldman Sachs Group
4.387%, U.S. SOFR + 1.510%, 06/15/2027 (A)	400	389
4.250%, 10/21/2025	190	183
4.223%, ICE LIBOR USD 3 Month + 1.301%, 05/01/2029 (A)	650	614
3.691%, ICE LIBOR USD 3 Month + 1.510%, 06/05/2028 (A)	400	376
3.615%, U.S. SOFR + 1.846%, 03/15/2028 (A)	30	28
3.500%, 04/01/2025	80	77
3.500%, 11/16/2026	90	84
2.650%, U.S. SOFR + 1.264%, 10/21/2032 (A)	110	90
Goldman Sachs Group MTN
4.000%, 03/03/2024	420	415
Guardian Life Global Funding
1.100%, 06/23/2025 (C)	30	27
HSBC Holdings PLC
4.583%, ICE LIBOR USD 3 Month + 1.535%, 06/19/2029 (A)	200	188
Intercontinental Exchange
4.600%, 03/15/2033	70	68
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (C)	200	194
JPMorgan Chase
4.565%, U.S. SOFR + 1.750%, 06/14/2030 (A)	998	959
4.452%, ICE LIBOR USD 3 Month + 1.330%, 12/05/2029 (A)	200	191
4.203%, ICE LIBOR USD 3 Month + 1.260%, 07/23/2029 (A)	773	735
4.023%, ICE LIBOR USD 3 Month + 1.000%, 12/05/2024 (A)	230	228
4.005%, ICE LIBOR USD 3 Month + 1.120%, 04/23/2029 (A)	100	94
3.875%, 09/10/2024	290	283
3.845%, U.S. SOFR + 0.980%, 06/14/2025 (A)	1,180	1,154
2.545%, U.S. SOFR + 1.180%, 11/08/2032 (A)	110	90
2.522%, U.S. SOFR + 2.040%, 04/22/2031 (A)	190	161
2.083%, U.S. SOFR + 1.850%, 04/22/2026 (A)	130	122
KKR Group Finance VI
3.750%, 07/01/2029 (C)	1,149	1,023
Lincoln National
3.400%, 01/15/2031	451	381

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Macquarie Bank
2.300%, 01/22/2025 (C)	$1,188	$1,127
Mitsubishi UFJ Financial Group
3.837%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.125%, 04/17/2026 (A)	200	192
3.407%, 03/07/2024	510	502
Moody's
2.000%, 08/19/2031	1,000	806
Morgan Stanley MTN
3.772%, ICE LIBOR USD 3 Month + 1.140%, 01/24/2029 (A)	150	140
3.622%, U.S. SOFR + 3.120%, 04/01/2031 (A)	475	428
2.699%, U.S. SOFR + 1.143%, 01/22/2031 (A)	200	170
2.188%, U.S. SOFR + 1.990%, 04/28/2026 (A)	400	376
NatWest Group
4.269%, ICE LIBOR USD 3 Month + 1.762%, 03/22/2025 (A)	200	196
New York Life Global Funding
0.950%, 06/24/2025 (C)	60	55
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (C)	944	909
PNC Financial Services Group
5.812%, U.S. SOFR + 1.322%, 06/12/2026 (A)	240	239
Principal Life Global Funding II
1.250%, 06/23/2025 (C)	20	18
Royal Bank of Canada MTN
6.000%, 11/01/2027	1,209	1,238
1.150%, 06/10/2025	70	65
State Street
4.164%, U.S. SOFR + 1.726%, 08/04/2033 (A)	1,095	1,014
3.152%, U.S. SOFR + 2.650%, 03/30/2031 (A)	50	44
Swedbank
1.538%, 11/16/2026 (C)	400	350
Toronto-Dominion Bank MTN
4.693%, 09/15/2027	1,951	1,909
4.456%, 06/08/2032	210	199
3.200%, 03/10/2032	807	698
1.150%, 06/12/2025	80	74
Truist Financial MTN
6.047%, U.S. SOFR + 2.050%, 06/08/2027 (A)	90	90
UBS Group
4.253%, 03/23/2028 (C)	250	232
4.125%, 04/15/2026 (C)	634	605

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.746%, US Treas Yield Curve Rate T Note Const Mat 1 Yr + 1.100%, 02/11/2033 (A)(C)	$575	$448
UBS Group AG
4.194%, U.S. SOFR + 3.730%, 04/01/2031 (A)(C)	250	223
US Bancorp
5.775%, U.S. SOFR + 2.020%, 06/12/2029 (A)	100	100
3.375%, 02/05/2024	540	532
1.450%, 05/12/2025	160	149
US Bancorp MTN
2.215%, U.S. SOFR + 0.730%, 01/27/2028 (A)	60	53
USAA Capital
2.125%, 05/01/2030 (C)	150	125
Wells Fargo
3.000%, 10/23/2026	190	176
2.188%, U.S. SOFR + 2.000%, 04/30/2026 (A)	130	122
Wells Fargo MTN
5.013%, U.S. SOFR + 4.502%, 04/04/2051 (A)	380	354
4.900%, 11/17/2045	30	26
4.540%, U.S. SOFR + 1.560%, 08/15/2026 (A)	300	293
4.478%, U.S. SOFR + 4.032%, 04/04/2031 (A)	220	209
4.300%, 07/22/2027	200	192
3.750%, 01/24/2024	540	534
3.350%, U.S. SOFR + 1.500%, 03/02/2033 (A)	40	34
2.879%, TSFR3M + 1.432%, 10/30/2030 (A)	100	86
2.393%, U.S. SOFR + 2.100%, 06/02/2028 (A)	290	259

		43,208

Health Care — 2.1%
Abbott Laboratories
3.400%, 11/30/2023	175	173
AbbVie
4.250%, 11/21/2049	30	26
3.800%, 03/15/2025	40	39
3.750%, 11/14/2023	20	20
3.600%, 05/14/2025	10	10
3.200%, 11/21/2029	150	135
2.950%, 11/21/2026	20	19
2.600%, 11/21/2024	140	134
Becton Dickinson
4.685%, 12/15/2044	36	32
3.734%, 12/15/2024	7	7
3.363%, 06/06/2024	186	182

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bristol-Myers Squibb
3.400%, 07/26/2029	$16	$15
3.200%, 06/15/2026	79	75
2.900%, 07/26/2024	154	150
Cigna
4.375%, 10/15/2028	420	406
4.125%, 11/15/2025	200	195
3.750%, 07/15/2023	16	16
3.500%, 06/15/2024	160	157
1.250%, 03/15/2026	725	651
CommonSpirit Health
6.073%, 11/01/2027	890	907
CVS Health
5.050%, 03/25/2048	60	55
4.300%, 03/25/2028	164	158
3.875%, 07/20/2025	95	92
3.625%, 04/01/2027	180	171
2.125%, 09/15/2031	150	121
1.875%, 02/28/2031	20	16
1.750%, 08/21/2030	200	160
CVS Pass-Through Trust
7.507%, 01/10/2032 (C)	912	952
5.773%, 01/10/2033 (C)	329	316
Elevance Health
4.100%, 05/15/2032	80	75
Gilead Sciences
2.500%, 09/01/2023	50	50
Humana
4.500%, 04/01/2025	10	10
3.700%, 03/23/2029	160	146
2.150%, 02/03/2032	30	24
Johnson & Johnson
0.950%, 09/01/2027	100	87
0.550%, 09/01/2025	50	46
Kenvue
5.350%, 03/22/2026 (C)	150	151
5.050%, 03/22/2028 (C)	200	202
Merck
1.900%, 12/10/2028	430	376
1.450%, 06/24/2030	50	41
0.750%, 02/24/2026	80	72
Pfizer
2.625%, 04/01/2030	100	89
1.700%, 05/28/2030	50	41
0.800%, 05/28/2025	110	102
UnitedHealth Group
4.450%, 12/15/2048	10	9
4.250%, 06/15/2048	10	9
4.000%, 05/15/2029	200	191
3.875%, 12/15/2028	30	29
3.750%, 07/15/2025	30	29
2.300%, 05/15/2031	20	17

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.000%, 05/15/2030	$30	$25
1.250%, 01/15/2026	20	18

		7,229

Industrials — 1.9%
3M
3.700%, 04/15/2050	150	119
2.375%, 08/26/2029	30	26
AerCap Ireland Capital DAC
3.000%, 10/29/2028	1,226	1,060
2.450%, 10/29/2026	190	170
Air Lease
5.300%, 02/01/2028	90	88
3.375%, 07/01/2025	100	95
Burlington Northern Santa Fe
4.550%, 09/01/2044	10	9
Carlisle
2.200%, 03/01/2032	634	500
Carrier Global
2.700%, 02/15/2031	10	8
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	479	463
Deere
3.750%, 04/15/2050	30	27
3.100%, 04/15/2030	10	9
Delta Air Lines Pass-Through Trust, Ser 2015-1, Cl AA
3.625%, 07/30/2027	443	403
Delta Air Lines Pass-Through Trust, Ser 2019-1, Cl AA
3.204%, 04/25/2024	621	609
John Deere Capital MTN
3.350%, 04/18/2029	934	869
Penske Truck Leasing Lp
5.550%, 05/01/2028 (C)	916	902
Republic Services
3.200%, 03/15/2025	180	173
Ryder System MTN
5.250%, 06/01/2028	609	601
3.350%, 09/01/2025	197	187
SMBC Aviation Capital Finance DAC
4.125%, 07/15/2023 (C)	200	200
Union Pacific
3.750%, 07/15/2025	20	19
2.891%, 04/06/2036	20	16

		6,553

Information Technology — 1.1%
Adobe
2.300%, 02/01/2030	210	184

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Apple
3.350%, 02/09/2027	$210	$202
2.900%, 09/12/2027	110	103
2.450%, 08/04/2026	70	65
1.125%, 05/11/2025	130	121
Broadcom
4.926%, 05/15/2037 (C)	33	30
4.150%, 11/15/2030	26	24
3.137%, 11/15/2035 (C)	420	322
Intel
5.125%, 02/10/2030	70	71
4.750%, 03/25/2050	10	9
3.700%, 07/29/2025	30	29
1.600%, 08/12/2028	50	43
Mastercard
3.850%, 03/26/2050	10	9
3.375%, 04/01/2024	60	59
Micron Technology
5.875%, 09/15/2033	20	20
2.703%, 04/15/2032	260	205
Microsoft
3.300%, 02/06/2027	210	202
NVIDIA
3.700%, 04/01/2060	90	74
3.500%, 04/01/2040	130	111
2.850%, 04/01/2030	90	82
NXP BV
5.000%, 01/15/2033	404	388
2.700%, 05/01/2025	40	38
Oracle
4.650%, 05/06/2030	70	68
2.875%, 03/25/2031	30	25
1.650%, 03/25/2026	130	118
PayPal Holdings
4.400%, 06/01/2032	80	77
1.650%, 06/01/2025	60	56
Salesforce
3.700%, 04/11/2028	150	145
1.500%, 07/15/2028	510	439
Texas Instruments
1.750%, 05/04/2030	40	34
TSMC Arizona
2.500%, 10/25/2031	250	210
1.750%, 10/25/2026	230	206
Visa
4.300%, 12/14/2045	10	9
3.150%, 12/14/2025	110	105
1.900%, 04/15/2027	60	55

		3,938

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Materials — 0.7%
Anglo American Capital
3.625%, 09/11/2024 (C)	$200	$194
Corp Nacional del Cobre de Chile
3.150%, 01/15/2051	420	294
Glencore Funding
4.125%, 03/12/2024 (C)	60	60
1.625%, 04/27/2026 (C)	90	81
MEGlobal BV MTN
4.250%, 11/03/2026 (C)	200	192
2.625%, 04/28/2028 (C)	230	200
OCP
4.500%, 10/22/2025 (C)	400	387
Orbia Advance
2.875%, 05/11/2031 (C)	200	159
Suzano Austria GmbH
3.125%, 01/15/2032	510	408
Vale Overseas
6.875%, 11/21/2036	148	155
6.250%, 08/10/2026	240	247

		2,377

Real Estate — 0.9%
Alexandria Real Estate Equities
3.450%, 04/30/2025	802	767
American Tower Trust #1
5.490%, 03/15/2028 (C)	554	554
Digital Realty Trust
3.600%, 07/01/2029	815	724
Healthpeak Properties
2.125%, 12/01/2028	769	648
Spirit Realty
2.100%, 03/15/2028	583	489

		3,182

Utilities — 2.3%
American Transmission Systems
2.650%, 01/15/2032 (C)	60	50
American Water Capital
4.450%, 06/01/2032	1,311	1,269
Commonwealth Edison
3.700%, 08/15/2028	468	441
Duke Energy Carolinas
2.850%, 03/15/2032	1,057	898
Duke Energy Florida
3.200%, 01/15/2027	440	417
Exelon
5.625%, 06/15/2035	343	347
FirstEnergy
1.600%, 01/15/2026	30	27
Florida Power & Light
2.450%, 02/03/2032	544	458

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MidAmerican Energy
3.650%, 04/15/2029	$140	$130
Northern States Power
7.125%, 07/01/2025	1,190	1,226
NSTAR Electric
1.950%, 08/15/2031	1,000	801
Pacific Gas and Electric
2.100%, 08/01/2027	130	111
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
5.450%, 05/21/2028 (C)	370	371
PG&E Wildfire Recovery Funding
4.022%, 06/01/2031	744	713
3.594%, 06/01/2030	720	682

		7,941

Total Corporate Obligations
(Cost $107,900) ($ Thousands)		98,484

U.S. TREASURY OBLIGATIONS — 16.3%
U.S. Treasury Bonds
4.000%, 11/15/2052	610	627
3.875%, 05/15/2043	380	371
3.625%, 08/15/2043	40	38
3.625%, 02/15/2053	100	96
3.625%, 05/15/2053	510	490
3.375%, 11/15/2048	190	172
3.125%, 08/15/2044	50	43
3.000%, 02/15/2049	1,010	854
2.875%, 08/15/2045	60	49
2.875%, 05/15/2049	320	264
2.875%, 05/15/2052	480	398
2.375%, 02/15/2042	618	481
2.375%, 05/15/2051	1,920	1,427
2.250%, 08/15/2049	280	203
2.250%, 02/15/2052	1,186	857
2.000%, 11/15/2041	830	608
2.000%, 08/15/2051	900	613
1.875%, 02/15/2041	600	436
1.875%, 02/15/2051	1,520	1,006
1.875%, 11/15/2051	780	515
1.750%, 08/15/2041	640	450
1.625%, 11/15/2050	1,080	671
1.375%, 11/15/2040	880	589
1.375%, 08/15/2050	2,130	1,238
1.250%, 05/15/2050	1,020	574
1.125%, 08/15/2040	430	276
U.S. Treasury Inflation-Protected Securities
1.125%, 01/15/2033	2,108	2,019
0.125%, 01/15/2030	1,053	945

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
3.625%, 05/15/2026	$901	$879
3.500%, 01/31/2028	7,567	7,348
3.375%, 05/15/2033	660	637
3.125%, 08/31/2027	8,114	7,760
2.750%, 08/15/2032	7,542	6,914
1.500%, 01/31/2027	3,769	3,414
1.250%, 11/30/2026	2,260	2,036
0.750%, 05/31/2026	11,310	10,159
0.250%, 05/31/2025	1,590	1,455
0.250%, 09/30/2025	10	9

Total U.S. Treasury Obligations
(Cost $63,808) ($ Thousands)		56,921

ASSET-BACKED SECURITIES — 9.3%
Automotive — 0.5%

Avis Budget Rental Car Funding AESOP, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (C)	440	398
Avis Budget Rental Car Funding AESOP, Ser 2021-1A, Cl A
1.380%, 08/20/2027 (C)	430	378
Hertz Vehicle Financing III, Ser 2021-2A, Cl B
2.120%, 12/27/2027 (C)	160	140
Hertz Vehicle Financing III, Ser 2021-2A, Cl C
2.520%, 12/27/2027 (C)	300	259
Hertz Vehicle Financing, Ser 2021-1A, Cl B
1.560%, 12/26/2025 (C)	240	224
Hertz Vehicle Financing, Ser 2021-1A, Cl C
2.050%, 12/26/2025 (C)	210	195
		1,594

Home — 0.0%

Bayview Financial Mortgage Pass-Through Trust, Ser 2006-A, Cl M3
6.153%, ICE LIBOR USD 1 Month + 0.975%, 02/28/2041 (A)	11	10
Cascade MH Asset Trust, Ser 2021-MH1, Cl A1
1.753%, 02/25/2046 (C)	73	62
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1
5.450%, ICE LIBOR USD 1 Month + 0.300%, 05/25/2037 (A)(C)	145	121
		193

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Other Asset-Backed Securities — 8.8%

AEP Texas Restoration Funding, Ser 2019-1, Cl A2
2.294%, 08/01/2031	$1,646	$1,474
AMSR Trust, Ser 2023-SFR1, Cl A
4.000%, 04/17/2040 (C)	960	893
CF Hippolyta Issuer, Ser 2020-1, Cl A1
1.690%, 07/15/2060 (C)	205	184
CWHEQ Revolving Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
5.333%, ICE LIBOR USD 1 Month + 0.140%, 07/15/2036 (A)	131	118
DB Master Finance, Ser 2021-1A, Cl A2II
2.493%, 11/20/2051 (C)	1,033	874
FirstKey Homes Trust, Ser 2021-SFR1, Cl A
1.538%, 08/17/2038 (C)	788	689
FirstKey Homes Trust, Ser 2021-SFR3, Cl A
2.135%, 12/17/2038 (C)	437	385
GoodLeap Sustainable Home Solutions Trust, Ser 2022-1GS, Cl B
2.940%, 01/20/2049 (C)	577	435
Hardee's Funding, Ser 2021-1A, Cl A2
2.865%, 06/20/2051 (C)	392	312
Home Partners of America Trust, Ser 2022-1, Cl A
3.930%, 04/17/2039 (C)	990	926
Merrill Lynch Mortgage Investors Trust, Ser 2004-WMC5, Cl M1
6.080%, ICE LIBOR USD 1 Month + 0.930%, 07/25/2035 (A)	141	136
MMAF Equipment Finance, Ser 2022-B, Cl A3
5.610%, 07/10/2028 (C)	339	338
Morgan Stanley ABS Capital I Trust, Ser 2004-NC7, Cl M1
6.005%, ICE LIBOR USD 1 Month + 0.855%, 07/25/2034 (A)	316	295
Navient Student Loan Trust, Ser 2016-3A, Cl A3
6.500%, ICE LIBOR USD 1 Month + 1.350%, 06/25/2065 (A)(C)	281	279
Navient Student Loan Trust, Ser 2016-6A, Cl A3
6.450%, ICE LIBOR USD 1 Month + 1.300%, 03/25/2066 (A)(C)	532	528
Oak Street Investment Grade Net Lease Fund, Ser 2021-1A, Cl A1
1.480%, 01/20/2051 (C)	934	818
Palmer Square CLO, Ser 2021-2A, Cl A1A3
6.260%, ICE LIBOR USD 3 Month + 1.000%, 10/17/2031 (A)(C)	693	685

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Palmer Square CLO, Ser 2022-2A, Cl A1
6.619%, TSFR3M + 1.570%, 07/20/2034 (A)(C)	$400	$395
Palmer Square Loan Funding, Ser 2022-2A, Cl A1
6.256%, TSFR3M + 1.270%, 10/15/2030 (A)(C)	764	756
Progress Residential Trust, Ser 2021-SFR2, Cl A
1.546%, 04/19/2038 (C)	592	526
Progress Residential Trust, Ser 2022-SFR2, Cl A
2.950%, 04/17/2027 (C)	978	881
Progress Residential Trust, Ser 2022-SFR3, Cl A
3.200%, 04/17/2039 (C)	509	462
Sabey Data Center Issuer, Ser 2020-1, Cl A2
3.812%, 04/20/2045 (C)	339	320
Sabey Data Center Issuer, Ser 2021-1, Cl A2
1.881%, 06/20/2046 (C)	1,027	891
SBA Small Business Investment, Ser 2023-10A, Cl 1
5.168%, 03/10/2033	910	901
SLC Student Loan Trust, Ser 2010-1, Cl A
6.271%, ICE LIBOR USD 3 Month + 0.875%, 11/25/2042 (A)	91	90
SLM Private Credit Student Loan Trust, Ser 2006-A, Cl A5
5.842%, ICE LIBOR USD 3 Month + 0.290%, 06/15/2039 (A)	153	145
SLM Private Education Loan Trust, Ser 2010-C, Cl A5
9.943%, ICE LIBOR USD 1 Month + 4.750%, 10/15/2041 (A)(C)	295	308
SLM Student Loan Trust, Ser 2021-10A, Cl A4
6.222%, ICE LIBOR USD 3 Month + 0.670%, 12/17/2068 (A)(C)	77	74
SMB Private Education Loan Trust 2020-A, Ser 2020-A, Cl A2A
2.230%, 09/15/2037 (C)	155	142
SMB Private Education Loan Trust, Ser 2021-A, Cl A2B
1.590%, 01/15/2053 (C)	286	248
SMB Private Education Loan Trust, Ser 2021-C, Cl B
2.300%, 01/15/2053 (C)	170	152
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/2044 (C)	332	327
Store Master Funding I-VII, Ser 2018-1A, Cl A1
3.960%, 10/20/2048 (C)	364	352

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Store Master Funding I-VII, Ser 2019-1, Cl A1
2.820%, 11/20/2049 (C)	$315	$283
Structured Asset Investment Loan Trust, Ser 2004-7, Cl A8
6.350%, ICE LIBOR USD 1 Month + 1.200%, 08/25/2034 (A)	140	136
Taco Bell Funding, Ser 2021-1A, Cl A2II
2.294%, 08/25/2051 (C)	584	480
Tricon American Homes Trust, Ser 2019-SFR1, Cl A
2.750%, 03/17/2038 (C)	270	249
Tricon Residential Trust, Ser 2021-SFR1, Cl A
1.943%, 07/17/2038 (C)	850	756
Triumph Rail Holdings, Ser 2021-2, Cl A
2.150%, 06/19/2051 (C)	266	229
TRP 2021, Ser 2021-1, Cl A
2.070%, 06/19/2051 (C)	480	410
United States Small Business Administration, Ser 2010-20H, Cl 1
3.520%, 08/01/2030	112	106
United States Small Business Administration, Ser 2011-20B, Cl 1
4.220%, 02/01/2031	104	99
United States Small Business Administration, Ser 2011-20J, Cl 1
2.760%, 10/01/2031	73	67
United States Small Business Administration, Ser 2013-20K, Cl 1
3.380%, 11/01/2033	324	306
United States Small Business Administration, Ser 2014-20F, Cl 1
2.990%, 06/01/2034	448	413
United States Small Business Administration, Ser 2015-20C, Cl 1
2.720%, 03/01/2035	382	350
United States Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/2035	226	208
United States Small Business Administration, Ser 2015-20K, Cl 1
2.700%, 11/01/2035	283	261
United States Small Business Administration, Ser 2017-20J, Cl 1
2.850%, 10/01/2037	367	333
United States Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	736	682
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	43	38
United States Small Business Administration, Ser 2021-25H, Cl 1
1.450%, 08/01/2046	1,466	1,170

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
United States Small Business Administration, Ser 2022-25D, Cl 1
3.500%, 04/01/2047	$682	$626
United States Small Business Administration, Ser 2022-25E, Cl 1
3.940%, 05/01/2047	950	896
United States Small Business Administration, Ser 2022-25F, Cl 1
4.010%, 06/01/2047	962	916
United States Small Business Administration, Ser 2022-25G, Cl 1
3.930%, 07/01/2047	953	904
United States Small Business Administration, Ser 2022-25H, Cl 1
3.800%, 08/01/2047	464	435
United States Small Business Administration, Ser 2022-25K, Cl 1
5.130%, 11/01/2047	541	546
United States Small Business Administration, Ser 2023-25F, Cl 1
4.930%, 06/01/2048	871	869
Vantage Data Centers, Ser 2020-2A, Cl A2
1.992%, 09/15/2045 (C)	1,000	842
Wendy's Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (C)	308	285
Wendy's Funding, Ser 2021-1A, Cl A2I
2.370%, 06/15/2051 (C)	606	501
Wendy's Funding, Ser 2021-1A, Cl A2II
2.775%, 06/15/2051 (C)	260	207
Wind River CLO, Ser 2021-3A, Cl A
6.400%, ICE LIBOR USD 3 Month + 1.150%, 07/20/2033 (A)(C)	614	597
		30,539

Total Asset-Backed Securities
(Cost $35,436) ($ Thousands)		32,326

MUNICIPAL BONDS — 1.4%
California — 0.4%
California Health Facilities Financing Authority, RB
3.378%, 06/01/2028	575	536
Regents of the University of California Medical Center Pooled Revenue, RB
4.132%, 05/15/2032	600	570
San Jose, Financing Authority, RB
1.311%, 06/01/2026	540	486

		1,592

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Illinois — 0.3%
Sales Tax Securitization, RB
4.847%, 01/01/2031	$930	$920

Michigan — 0.2%
Michigan State, Finance Authority, RB
2.988%, 09/01/2049 (A)	755	735

New York — 0.3%
New York State Dormitory Authority, Ser B, RB
3.329%, 03/15/2031	415	374
New York State Urban Development, RB
3.350%, 03/15/2026 (F)	380	363
3.350%, 03/15/2026	285	272

		1,009

Wisconsin — 0.2%
State of Wisconsin, Ser A, RB, AGM
5.700%, 05/01/2026	595	600

Total Municipal Bonds
(Cost $5,085) ($ Thousands)		4,856

SOVEREIGN DEBT — 1.2%

Colombia Government International Bond
5.625%, 02/26/2044	280	208
5.200%, 05/15/2049	310	212
3.125%, 04/15/2031	220	166
Indonesia Government International Bond MTN
5.125%, 01/15/2045(C)	200	199
Korea Housing Finance
4.625%, 02/24/2033(C)	360	353
Mexico Government International Bond
3.500%, 02/12/2034	1,040	871
Panama Government International Bond
6.700%, 01/26/2036	190	203
4.300%, 04/29/2053	300	223
Peruvian Government International Bond
3.550%, 03/10/2051	90	67
Province of Quebec Canada, Ser A MTN
6.350%, 01/30/2026	1,010	1,037
Uruguay Government International Bond
5.750%, 10/28/2034	440	475
4.375%, 01/23/2031	120	118

Total Sovereign Debt
(Cost $4,728) ($ Thousands)		4,132

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Institutional Class
4.880%**†	1,278,066	$1,278

Total Cash Equivalent
(Cost $1,278) ($ Thousands)		1,278

PURCHASED OPTIONS — 0.1%
Total Purchased Options
(Cost $132) ($ Thousands)		216

Total Investments in Securities — 101.5%
(Cost $387,588) ($ Thousands)		$353,284

WRITTEN OPTIONS — (0.1)%
Total Written Options
(Premiums Received $116) ($ Thousands)		$(216)

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Continued)

A list of open exchange-traded options contracts held by the Fund at June 30, 2023 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.1%
Put Options
October 2023, SOFR 1 Year MidCurve Future Option*	35	$8,398	$97.00	10/21/2023	$97
December 2023, SOFR 1 Year MidCurve Future Option*	72	17,276	96.00	12/16/2023	87
December 2023, SOFR 1 Year MidCurve Future Option*	31	7,439	95.88	12/16/2023	32

		33,113			216

Total Purchased Options		$33,113			$216
WRITTEN OPTIONS — (0.1)%
Put Options
October 2023, SOFR 1 Year MidCurve Future Option*	(35)	$(8,398)	$96.50	10/21/2023	$(62)
October 2023, SOFR 1 Year MidCurve Future Option*	(35)	(8,398)	96.25	10/21/2023	(47)
December 2023, SOFR 1 Year MidCurve Future Option*	(62)	(14,877)	95.25	12/16/2023	(28)
December 2023, SOFR 1 Year MidCurve Future Option*	(144)	(34,553)	95.38	12/16/2023	(79)

		(66,226)			(216)

Total Written Options		$(66,226)			$(216)

A list of the open futures contracts held by the Fund at June 30, 2023 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
3 Month SOFR	61	Dec-2023	$14,433	$14,433	$–
3 Month SOFR	105	Dec-2024	25,249	25,193	(56)
U.S. 5-Year Treasury Note	205	Sep-2023	22,359	21,954	(405)
U.S. 10-Year Treasury Note	16	Sep-2023	1,817	1,796	(21)
Ultra 10-Year U.S. Treasury Note	90	Sep-2023	10,789	10,659	(130)
			74,647	74,035	(612)
Short Contracts
U.S. 2-Year Treasury Note	(25)	Sep-2023	$(5,156)	$(5,083)	$73
U.S. Long Treasury Bond	(192)	Sep-2023	(24,323)	(24,366)	(43)
U.S. Ultra Long Treasury Bond	(30)	Sep-2023	(4,066)	(4,086)	(20)
			(33,545)	(33,535)	10
			$41,102	$40,500	$(602)

For the year ended June 30, 2023, the total amount of all open options and futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

The options contracts and futures contracts are considered to have interest rate risk associated with them.

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Income Fund (Concluded)

Percentages are based on Net Assets of $348,025 ($ Thousands).
**	The rate reported is the 7-day effective yield as of June 30, 2023.
†	Investment in Affiliated Security (see Note 3).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	No interest rate available.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On June 30, 2023, the value of these securities amounted to $58,099 ($ Thousands), representing 16.7% of the Net Assets of the Fund.

(D)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(E)	Zero coupon security.
(F)	Security is escrowed to maturity.

The following is a summary of the level of inputs used as of June 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	155,071	–	155,071
Corporate Obligations	–	98,484	–	98,484
U.S. Treasury Obligations	–	56,921	–	56,921
Asset-Backed Securities	–	32,326	–	32,326
Municipal Bonds	–	4,856	–	4,856
Sovereign Debt	–	4,132	–	4,132
Purchased Options	216	–	–	216
Cash Equivalent	1,278	–	–	1,278
Total Investments in Securities	1,494	351,790	–	353,284

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(216)	–	–	(216)
Futures Contracts*
Unrealized Appreciation	73	–	–	73
Unrealized Depreciation	(675)	–	–	(675)
Total Other Financial Instruments	(818)	–	–	(818)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2023 ($ Thousands):

Security Description	Value 6/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 6/30/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$2,168	$148,160	$(149,050)	$—	$—	$1,278	$159	$ —

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Balanced Growth Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 99.0%
Equity Fund — 61.7%
New Covenant Growth Fund †	3,668,326	$207,077

Total Equity Fund
(Cost $96,090) ($ Thousands)		207,077
Fixed Income Fund — 37.3%
New Covenant Income Fund †	6,095,356	125,381

Total Fixed Income Fund
(Cost $137,795) ($ Thousands)		125,381

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Institutional Class
4.880%**†	3,144,919	$3,145

Total Cash Equivalent
(Cost $3,145) ($ Thousands)		3,145

Total Investments in Securities — 99.9%
(Cost $237,030) ($ Thousands)		$335,603

Percentages are based on Net Assets of $335,791 ($ Thousands).
†	Investment in Affiliated Security (see Note 3).
**	The rate reported is the 7-day effective yield as of June 30, 2023.

As of June 30, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the transactions with affiliates for the year ended June 30, 2023 ($ Thousands):

Security Description	Value 6/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 6/30/2023	Income	Capital Gains
New Covenant Income Fund	$125,653	$17,881	$(13,553)	$(2,637)	$(1,963)	$125,381	$3,187	$ —
New Covenant Growth Fund	197,912	8,933	(31,514)	942	30,804	207,077	1,716	2,093
SEI Daily Income Trust, Government Fund, Institutional Class	2,729	27,914	(27,498)	—	—	3,145	88	—
Totals	$326,294	$54,728	$(72,565)	$(1,695)	$28,841	$335,603	$4,991	$2,093

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds

SCHEDULE OF INVESTMENTS

June 30, 2023

New Covenant Balanced Income Fund

†	Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 98.9%
Fixed Income Fund — 63.4%
New Covenant Income Fund †	2,401,394	$49,397

Total Fixed Income Fund
(Cost $54,832) ($ Thousands)		49,397
Equity Fund — 35.5%
New Covenant Growth Fund †	489,236	27,617

Total Equity Fund
(Cost $10,554) ($ Thousands)		27,617

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Institutional Class
4.880%**†	764,874	$765

Total Cash Equivalent
(Cost $765) ($ Thousands)		765

Total Investments in Securities — 99.9%
(Cost $66,151) ($ Thousands)		$77,779

Percentages are based on Net Assets of $77,879 ($ Thousands).
**	The rate reported is the 7-day effective yield as of June 30, 2023.
†	Investment in Affiliated Security (see Note 3).

As of June 30, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the transactions with affiliates for the year ended June 30, 2023 ($ Thousands):

Security Description	Value 6/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 6/30/2023	Income	Capital Gains
New Covenant Income Fund	$59,566	$3,423	$(11,504)	$(1,911)	$(177)	$49,397	$1,374	$ —
New Covenant Growth Fund	33,346	1,235	(11,649)	(267)	4,952	27,617	273	316
SEI Daily Income Trust, Government Fund, Institutional Class	597	15,718	(15,550)	—	—	765	21	—
Totals	$93,509	$20,376	$(38,703)	$(2,178)	$4,775	$77,779	$1,668	$316

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds

Glossary (abbeviations which may be used in the preceding Schedules of Investments):

Portfolio Abbreviations
ABS — Asset-Backed Security
AGM — Assured Guaranty Municipal
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
DAC — Designated Activity Company
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FRESB — Freddie Mac Small Balance Mortgage Trust
GNMA — Government National Mortgage Association
ICE — Intercontinental Exchange
IO — Interest Only - face amount represents notional amount
JSC — Joint Stock Company
L.P. — Limited Partnership
MSCI — Morgan Stanley Capital International
MTN — Medium Term Note
PLC — Public Limited Company
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
STACR — Structured Agency Credit Risk
TBA — To Be Announced
TSFR1M — Term Secured Overnight Financing Rate 1 Month
TSFR3M — Term Secured Overnight Financing Rate 3 Month
USD — U.S. Dollar

New Covenant Funds

STATEMENTS OF ASSETS AND LIABILITIES ($ THOUSANDS)

June 30, 2023

	Growth Fund		Income Fund		Balanced Growth Fund		Balanced Income Fund
Assets:
Investments, at value†	$535,534		$352,006		$—		$—
Affiliated investments, at value††	2,867		1,278		335,603		77,779
Cash and cash equivalents	1,395		129		—		—
Dividends and interest receivable	377		2,146		302		120
Cash pledged as collateral for futures contracts	166		615		—		—
Receivable for fund shares sold	35		2		25		—
Foreign tax reclaim receivable	81		42		—		—
Receivable for variation margin on futures contracts	33		37		—		—
Receivable for investment securities sold	—		906		—		—
Due from Broker	—		41		—		—
Prepaid expenses	24		17		16		4
Total Assets	540,512		357,219		335,946		77,903
Liabilities:
Options written, at value†††	—		216		—		—
Payable for fund shares redeemed	80		36		69		—
Investment advisory fees payable	101		80		—		—
Administration fees payable	90		47		25		8
Social witness and licensing fees payable	66		41		—		—
Shareholder servicing fees payable	43		29		—		—
Trustees' fees payable	4		3		3		1
CCO fees payable	2		1		1		—
Payable for investment securities purchased	—		7,697		—		—
Income distribution payable	—		747		—		—
Payable for variation margin on futures contracts	—		194		—		—
Accrued expense payable	91		103		57		15
Total Liabilities	477		9,194		155		24
Net Assets	$540,035		$348,025		$335,791		$77,879
† Cost of investments	$279,105		$386,310		$—		$—
†† Cost of affiliated investments	2,867		1,278		237,030		66,151
††† Premiums Received	—		116		—		—
Net Assets:
Paid-in Capital — (unlimited authorization — par value $0.001)	$271,764		$400,920		$249,194		$70,299
Total distributable earnings/(loss)	268,271		(52,895)		86,597		7,580
Net Assets	$540,035		$348,025		$335,791		$77,879
Net Asset Value, Offering and Redemption Price Per Share	$56.45		$20.57		$109.90		$20.88
	($540,035,170 ÷ 9,566,044 shares	)	($348,025,183 ÷ 16,918,929 shares	)	($335,790,842 ÷ 3,055,339 shares	)	($77,879,112 ÷ 3,729,432 shares	)
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

New Covenant Funds

STATEMENTS OF OPERATIONS ($ THOUSANDS)

For the year ended June 30, 2023

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$8,244	$—	$—	$—
Dividend income from affiliated registered investment company	175	159	4,991	1,668
Interest income	75	11,511	—	—
Total Investment Income	8,494	11,670	4,991	1,668
Expenses:
Investment advisory fees	2,398	1,527	—	—
Administration fees	1,021	727	493	129
Social witness and licensing fees	765	545	—	—
Shareholder servicing fees	510	364	—	—
Trustee fees	14	10	9	2
Chief compliance officer fees	4	3	2	1
Transfer agent fees	78	57	51	14
Professional fees	54	38	35	8
Registration fees	39	27	25	7
Printing fees	19	13	12	3
Custodian fees	6	26	23	6
Other expenses	50	188	6	2
Total Expenses	4,958	3,525	656	172
Less:
Waiver of investment advisory fees	(1,217)	(522)	—	—
Waiver of administration fees	(53)	(83)	(220)	(40)
Net Expenses	3,688	2,920	436	132
Net Investment Income	4,806	8,750	4,555	1,536
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	12,926	(11,150)	—	—
Affiliated investments	—	—	(1,695)	(2,178)
Written options	—	654	—	—
Purchased options	—	(579)	—	—
Capital gain distributions received from affiliated investment	—	—	2,093	316
Futures contracts	1,439	1,072	—	—
Net Realized Gain (Loss)	14,365	(10,003)	398	(1,862)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	70,191	(1,730)	—	—
Affiliated investments	—	—	28,841	4,775
Written options	—	(131)	—	—
Purchased options	—	75	—	—
Futures contracts	231	(652)	—	—
Net Change in Unrealized Appreciation (Depreciation)	70,422	(2,438)	28,841	4,775
Net Realized and Unrealized Gain (Loss)	84,787	(12,441)	29,239	2,913
Net Increase (Decrease) in Net Assets Resulting from Operations	$89,593	$(3,691)	$33,794	$4,449
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

New Covenant Funds

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the year ended June 30,

	Growth Fund		Income Fund
	2023	2022	2023	2022
Operations:
Net investment income	$4,806	$3,665	$8,750	$4,903
Net realized gain (loss)	14,365	13,643	(10,003)	(6,337)
Net change in unrealized appreciation (depreciation)	70,422	(94,548)	(2,438)	(39,277)
Net increase (decrease) in net assets resulting from operations	89,593	(77,240)	(3,691)	(40,711)
Distributions:
Total distributions	(9,786)	(33,098)	(9,100)	(7,722)
Capital Share Transactions:
Proceeds from shares issued	21,164	54,825	30,227	63,080
Reinvestment of dividends & distributions	6,039	29,378	767	1,569
Cost of shares redeemed	(64,130)	(59,338)	(51,440)	(44,923)
Increase (decrease) in net assets derived from capital share transactions	(36,927)	24,865	(20,446)	19,726
Net increase (decrease) in net assets	42,880	(85,473)	(33,237)	(28,707)
Net Assets:
Beginning of Year	497,155	582,628	381,262	409,969
End of Year	$540,035	$497,155	$348,025	$381,262
Share Transactions:
Shares issued	420	996	1,440	2,725
Shares issued in lieu of dividends and distributions	122	482	37	68
Shares redeemed	(1,237)	(1,008)	(2,487)	(2,025)
Increase (decrease) in net assets derived from share transactions	(695)	470	(1,010)	768
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

New Covenant Funds

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the year ended June 30,

	Balanced Growth Fund		Balanced Income Fund
	2023	2022	2023	2022
Operations:
Net investment income	$4,555	$3,150	$1,536	$1,059
Net realized gain (loss)	398	13,073	(1,862)	1,843
Net change in unrealized appreciation (depreciation)	28,841	(60,291)	4,775	(14,588)
Net increase (decrease) in net assets resulting from operations	33,794	(44,068)	4,449	(11,686)
Distributions:
Total distributions	(14,169)	(15,484)	(2,721)	(4,562)
Capital Share Transactions:
Proceeds from shares issued	11,638	26,058	3,029	24,478
Reinvestment of dividends & distributions	13,117	14,207	2,249	3,968
Cost of shares redeemed	(34,954)	(27,362)	(22,715)	(7,107)
Increase (decrease) in net assets derived from capital share transactions	(10,199)	12,903	(17,437)	21,339
Net increase (decrease) in net assets	9,426	(46,649)	(15,709)	5,091
Net Assets:
Beginning of Year	326,365	373,014	93,588	88,497
End of Year	$335,791	$326,365	$77,879	$93,588
Share Transactions:
Shares issued	111	214	149	1,023
Shares issued in lieu of dividends and distributions	128	116	112	170
Shares redeemed	(332)	(226)	(1,127)	(310)
Increase (decrease) in net assets derived from share transactions	(93)	104	(866)	883
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

New Covenant Funds

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

Growth Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$48.45	$59.51	$43.44	$42.86	$43.17
Investment Activities:
Net investment income(1)	0.48	0.37	0.36	0.51	0.50
Net realized and unrealized gains (losses) on securities and foreign currency transactions (1)	8.50	(7.95)	17.75	2.56	2.28
Total from investment activities	8.98	(7.58)	18.11	3.07	2.78
Dividends and Distributions from:
Net investment income	(0.44)	(0.35)	(0.40)	(0.50)	(0.50)
Net realized gains	(0.54)	(3.13)	(1.64)	(1.99)	(2.59)
Total dividends and distributions	(0.98)	(3.48)	(2.04)	(2.49)	(3.09)
Net Asset Value, End of Year	$56.45	$48.45	$59.51	$43.44	$42.86
Total Return†	18.83%	(13.92)%	42.58%	7.18%	7.21%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$540,035	$497,155	$582,628	$461,493	$448,958
Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.85%
Ratio of expenses to average net assets, excluding waivers	0.97%	0.97%	0.97%	0.99%	1.12%
Ratio of net investment income to average net assets	0.94%	0.64%	0.69%	1.19%	1.19%
Portfolio turnover rate	7%	5%	4%	19%	47%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

New Covenant Funds

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$21.26	$23.89	$24.32	$23.50	$22.62
Investment Activities:
Net investment income(1)	0.50	0.27	0.30	0.48	0.52
Net realized and unrealized gains (losses) on securities (1)	(0.67)	(2.48)	(0.02)	0.89	0.92
Total from investment activities	(0.17)	(2.21)	0.28	1.37	1.44
Dividends and Distributions from:
Net investment income	(0.52)	(0.37)	(0.43)	(0.55)	(0.56)
Net realized gains	–	(0.05)	(0.28)	–	–
Total dividends and distributions	(0.52)	(0.42)	(0.71)	(0.55)	(0.56)
Net Asset Value, End of Year	$20.57	$21.26	$23.89	$24.32	$23.50
Total Return†	(0.78)%	(9.34)%	1.13%	5.91%	6.46%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$348,025	$381,262	$409,969	$336,213	$330,498
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets, excluding waivers	0.97%	0.96%	0.96%	0.96%	0.95%
Ratio of net investment income to average net assets	2.41%	1.18%	1.22%	2.01%	2.29%
Portfolio turnover rate	106%	97%	112%	144%	188%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

Balanced Growth Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$103.68	$122.54	$104.95	$103.45	$102.94
Investment Activities:
Net investment income(1)	1.46	1.01	1.18	1.53	1.58
Net realized and unrealized gains (losses) on securities (1)	9.37	(14.80)	23.76	6.09	5.21
Total from investment activities	10.83	(13.79)	24.94	7.62	6.79
Dividends and Distributions from:
Net investment income	(1.30)	(1.43)	(2.03)	(1.95)	(1.83)
Net realized gains	(3.31)	(3.64)	(5.32)	(4.17)	(4.45)
Total dividends and distributions	(4.61)	(5.07)	(7.35)	(6.12)	(6.28)
Net Asset Value, End of Year	$109.90	$103.68	$122.54	$104.95	$103.45
Total Return†	10.83%	(11.85)%	24.50%	7.57%	7.12%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$335,791	$326,365	$373,014	$295,481	$293,822
Ratio of net expenses to average net assets	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of expenses to average net assets, excluding waivers	0.20%	0.20%	0.21%	0.21%	0.21%
Ratio of net investment income to average net assets	1.39%	0.85%	1.02%	1.49%	1.56%
Portfolio turnover rate	8%	14%	11%	22%	16%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

Balanced Income Fund
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$20.37	$23.84	$22.01	$21.41	$21.23
Investment Activities:
Net investment income(1)	0.36	0.25	0.29	0.38	0.39
Net realized and unrealized gains (losses) on securities (1)	0.79	(2.67)	2.76	1.11	0.96
Total from investment activities	1.15	(2.42)	3.05	1.49	1.35
Dividends and Distributions from:
Net investment income	(0.35)	(0.30)	(0.49)	(0.40)	(0.42)
Net realized gains	(0.29)	(0.75)	(0.73)	(0.49)	(0.75)
Total dividends and distributions	(0.64)	(1.05)	(1.22)	(0.89)	(1.17)
Net Asset Value, End of Year	$20.88	$20.37	$23.84	$22.01	$21.41
Total Return†	5.84%	(10.70)%	14.24%	7.14%	6.76%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$77,879	$93,588	$88,497	$78,790	$78,448
Ratio of net expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of expenses to average net assets, excluding waivers	0.20%	0.20%	0.21%	0.21%	0.20%
Ratio of net investment income to average net assets	1.78%	1.09%	1.25%	1.76%	1.86%
Portfolio turnover rate	5%	11%	15%	19%	11%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (“SIMC” or the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.
Income Fund	High level of current income with preservation of capital.
Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.
Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds' Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC, in furtherance of the Board’s designation, has appointed a valuation committee of SIMC persons to function as the Valuation Designee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Fund’s' Valuation and Pricing Policy (together with SIMC’s Valuation and Pricing Policy, the “Fair Value Procedures”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust's Fair Value Procedures established by the Funds' Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily

New Covenant Funds

of investments in underlying affiliated investment companies. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above or in the case of an equity tranche of a CDO/CLO, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Procedures until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund’s futures or centrally cleared swaps position. Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Committee if it receives such notification from a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board. Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Procedures. The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

New Covenant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023

The Growth Fund uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares. A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculate NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

For details of the investment classifications reference the Schedules of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

New Covenant Funds

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2023, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary

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NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023

market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the- counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements. Counterparty risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of

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counterparty nonperformance. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitations are 0.13% and 0.15% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated by the Adviser at any time. The following is a summary of annual fees payable to the Administrator:

	First $2.5 Billion	Next $500 Million	Over $3 Billion
Growth Fund	0.2000%	0.1650%	0.1200%

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NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Income Fund	0.2000%	0.1775%	0.1550%	0.1325%	0.1100%
Balanced Growth Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%
Balanced Income Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with the Adviser. Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.47% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitation is 0.80% for the Income Fund. Effective May 13, 2019, the voluntary expense limitation is 0.72% for the Growth Fund.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub-adviser is responsible for making investment decisions.

The following is the sub-adviser for the Growth Fund: Parametric Portfolio Associates LLC.

The following are the sub-advisers for the Income Fund: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI”). The Funds do not compensate the Distributor in its capacity as principal distributor.

Shareholder Service Plan and Agreement—The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

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In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Government Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2023, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Cash with a total market value of $166 and $615 ($ Thousands) for the Growth Fund and Income Fund, respectively, has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Growth Fund
Equity contracts	Unrealized appreciation on futures contracts	$46	*	Unrealized depreciation on futures contracts	$—	*
Total derivatives not accounted for as hedging instruments		$46			$—

Income Fund
Interest rate contracts	Investments, at value**	$216	*	Options written, at value	$216	*
Equity contracts	Unrealized appreciation on futures contracts	$73	*	Unrealized depreciation on futures contracts	$675	*
Total derivatives not accounted for as hedging instruments		$289			$891

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

** Includes purchased options and/or swaptions.

The effect of derivative instruments on the Statements of Operations or Consolidated Statements of Operations for the period ended June 30, 2023.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Growth Fund
Equity contracts	$—	$—	$1,439	$—	$—	$1,439
Income Fund
Equity contracts	$(579)	$654	$1,072	$—	$—	$1,147

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Growth Fund
Equity contracts	$—	$—	$231	$—	$—	$231
Income Fund
Equity contracts	$75	$(131)	$(652)	$—	$—	$(708)

The following table discloses the volume of the Funds' futures contracts, option contracts, forward foreign currency contracts and swap contracts (if applicable) activity during the year ended June 30, 2023 ($ Thousands):

	Growth Fund	Income Fund
Futures Contracts:
Interest Contracts
Average Notional Balance Long	$6,026	$77,510
Average Notional Balance Short	—	62,944
Options/Swaptions:
Interest
Average Notional Balance Long	—	80
Average Notional Balance Short	—	117

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5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2023, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Growth Fund
Purchases	$—	$33,390	$33,390
Sales	—	57,516	57,516
Income Fund
Purchases	361,485	24,491	385,976
Sales	356,814	47,392	404,206
Balanced Growth Fund
Purchases	—	26,815	26,815
Sales	—	45,069	45,069
Balanced Income Fund
Purchases	—	4,659	4,659
Sales	—	23,154	23,154

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of reclassification of capital gain distribution on REITs and RICs, investments in publicly traded partnerships, reclassifications of distributions, sales of passive foreign investment companies, and gains and losses on paydowns of mortgage and asset-backed securities for tax purposes. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of June 30, 2023.

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2023	$4,978	$4,808	$9,786
	2022	6,699	26,399	33,098
Income Fund	2023	9,100	—	9,100
	2022	7,072	650	7,772
Balanced Growth Fund	2023	4,071	10,098	14,169
	2022	5,584	9,900	15,584
Balanced Income Fund	2023	1,501	1,220	2,721
	2022	1,378	3,184	4,562

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NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023

As of June 30, 2023, the components of distributable earnings (accumulated losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Growth Fund	$841	$12,252	$—	$—	$255,177	$1	$268,271
Income Fund	834	—	(12,334)	(6,121)	(34,411)	(863)	(52,895)
Balanced Growth Fund	940	—	—	—	85,656	1	86,597
Balanced Income Fund	311	—	(2,053)	—	9,320	2	7,580

For Federal income tax purposes, the cost of securities owned at June 30, 2023, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments and basis adjustments from investments in registered investment companies which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses for an unlimited period. Losses carried forward are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Income Fund	$6,454	$5,880	$12,334
Balanced Income Fund	1,555	498	2,053

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2023 was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Growth Fund	$283,213	$279,256	$(24,079)	$255,177
Income Fund	387,698	511	(34,922)	(34,411)
Balanced Growth Fund	249,947	110,987	(25,331)	85,656
Balanced Income Fund	68,459	17,064	(7,744)	9,320

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

Asset Allocation Risk — The risk that SIMC’s decisions regarding the allocation of a Balance Funds assets to the Growth Fund and Income Fund will not anticipate market trends successfully.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not

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insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Funds’ use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described below. Leverage risk is the risk that the Fund's total investment exposure substantially exceeds the value of its portfolio securities. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental

New Covenant Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2023

and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movement movements due to changing interest rates.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk —Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if

New Covenant Funds

prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers social-witness principles and Sub-Advisers’ ESG criteria in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to- reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

8. CONCENTRATION OF SHAREHOLDERS

On June 30, 2023, the number of shareholders below held the following percentage of the outstanding shares of the Funds. These shareholders are affiliated with the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Fund	3	77%
Income Fund	3	86%
Balanced Growth Fund	0	0%
Balanced Income Fund	1	6%

New Covenant Funds

NOTES TO FINANCIAL STATEMENTS (Concluded)

June 30, 2023

9. REGULATORY MATTERS

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and ceased for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing of 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2023.

New Covenant Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees New Covenant Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of New Covenant Funds, comprised of New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund (collectively, the Funds), including the schedules of investments, as of June 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2023, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

August 29, 2023

New Covenant Funds

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 2012	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	97

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 83 yrs. old	Trustee*	since 2012	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003). Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	97

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

TRUSTEES
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 65 yrs. old	Trustee	since 2012	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	97

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive, Oaks, PA 19456 75 yrs. old	Trustee	since 2012	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	97

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
2	The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

New Covenant Funds

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2012	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	97

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2015	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	97

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	97

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	97

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

New Covenant Funds

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 76 yrs. Old	President and CEO	since 2012	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel[3] One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

				N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2012

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2012

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 43 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Donald Duncan One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2023

Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds since 2023. Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

				N/A	N/A

New Covenant Funds

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

3	Prior to August 2, 2023, Ankit Puri served as the Controller and Chief Financial Officer.

New Covenant Funds

DISCLOSURE OF FUND EXPENSES (Unaudited)

June 30, 2023

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2023 to June 30, 2023).

The table on this page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$ 1,000.00	$1,159.20	0.72%	$3.85
Hypothetical 5% Return	$ 1,000.00	$1,021.22	0.72%	$3.61
Income Fund
Actual Fund Return	$ 1,000.00	$1,017.84	0.80%	$4.00
Hypothetical 5% Return	$ 1,000.00	$1,020.83	0.80%	$4.01
Balanced Growth Fund
Actual Fund Return	$ 1,000.00	$1,100.74	0.13%	$0.68
Hypothetical 5% Return	$ 1,000.00	$1,024.15	0.13%	$0.65
Balanced Income Fund
Actual Fund Return	$ 1,000.00	$1,065.42	0.15%	$0.77
Hypothetical 5% Return	$1,000.00	$1,024.05	0.15%	$0.75

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

New Covenant Funds

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of such renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 20-22, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was renewed at meetings of the Board held during the course of the Trust’s fiscal year on September 6-8, 2022 and December 5-7, 2022. In each case, the Board’s

New Covenant Funds

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

renewal was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support the renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the renewal of each Sub-Advisory Agreement, the Board also took into consideration

New Covenant Funds

the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported the renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 20-22, 2023, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2022 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that additional monitoring processes, including manual reviews of upcoming market closures, have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

New Covenant Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a June 30, 2023 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2023 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2023, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(D) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Growth Fund	49.14%	0.00%	50.86%	100.00%	97.87%
Income Fund	0.00%	0.00%	100.00%	100.00%	100.00%
Balanced Growth Fund	71.27%	0.00%	28.73%	100.00%	38.53%
Balanced Income Fund	44.83%	0.00%	55.17%	100.00%	19.12%

	(E) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(F) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
Growth Fund	98.07%	0.00%	0.75%	100.00%	4.60%
Income Fund	0.00%	10.71%	98.00%	0.00%	0.00%
Balanced Growth Fund	39.43%	0.00%	0.00%	0.00%	0.00%
Balanced Income Fund	19.16%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

(3) ‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items (A), (B) and (C) are based on the percentage of each Fund’s total distribution.

Items (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

New Covenant Funds

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2023

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Katie Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Donald Duncan

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

New Covenant Fund

877-835-4531

NEW COVENANT FUNDS®

NF-ANNUAL (06/23)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2023 and 2022 as follows:

		Fiscal Year 2023			Fiscal Year 2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$77,330	N/A	$0	$73,330	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$301,000	$0	$0	$331,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2023	Fiscal Year 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2023 and 2022 were $301,000 and $331,000, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 7, 2023

By	/s/ Glenn Kurdziel
Glenn Kurdziel
Controller & CFO

Date: September 7, 2023